UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09721

AllianzGI Managed Account Trust

(Exact name of registrant as specified in charter)

1633 Broadway New York, New York 10019
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2014

Date of reporting period: January 31, 2014

.

Item 1. Schedule of Investments

Schedule of Investments

Fixed Income SHares: Series C

January 31, 2014 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES—52.7%
Airlines—1.2%
	Northwest Airlines, Inc.,
$1,241	7.041%, 10/1/23	$1,414,734
31,827	7.15%, 4/1/21 (MBIA)	34,651,194
41	United Air Lines Pass-Through Trust, 10.125%, 3/22/15 (b)(g)	24,799

		36,090,727

Auto Manufacturers—0.3%
9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(e)	9,762,161

Banking—18.5%
16,200	Abbey National Treasury Services PLC, 1.819%, 4/25/14 (o)	16,251,451
	Ally Financial, Inc.,
21,075	3.645%, 6/20/14 (o)	21,385,435
800	4.625%, 6/26/15	831,056
14,486	7.50%, 9/15/20	17,075,372
2,659	8.00%, 3/15/20	3,184,153
25,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(e)	25,981,200
	Banco Santander Brasil S.A.,
30,200	2.343%, 3/18/14 (a)(b)(e)(n)(o) (acquisition cost—$30,200,000; purchased 3/17/11)	30,202,295
3,500	4.50%, 4/6/15 (a)(e)	3,612,875
1,000	4.50%, 4/6/15	1,032,250
	Bank of America Corp.,
500	5.00%, 1/15/15	520,086
3,800	5.65%, 5/1/18	4,336,492
4,300	5.75%, 12/1/17	4,903,238
2,715	6.00%, 9/1/17	3,105,279
22,700	6.40%, 8/28/17	26,293,932
66,155	6.875%, 4/25/18	79,009,247
23,900	BPCE S.A., 1.988%, 2/7/14 (a)(e)(o)	23,902,175
	Citigroup, Inc.,
5,827	4.75%, 5/19/15	6,117,126
311	5.50%, 10/15/14	321,717
11,718	6.00%, 8/15/17	13,403,869
13,500	6.125%, 11/21/17	15,575,666
	Goldman Sachs Group, Inc.,
€10,000	0.567%, 5/23/16 (o)	13,412,722
$15,200	6.15%, 4/1/18	17,488,618
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(e)(j)	5,025,000
25,300	HBOS PLC, 6.75%, 5/21/18 (a)(e)	28,837,041
	ICICI Bank Ltd.,
5,900	4.75%, 11/25/16 (a)(e)	6,190,292
2,500	5.00%, 1/15/16	2,633,700
700	5.50%, 3/25/15	726,508
14,800	JPMorgan Chase & Co., 6.00%, 1/15/18	17,079,008
7,500	Korea Development Bank, 3.875%, 5/4/17	7,987,433
900	Korea Exchange Bank, 4.875%, 1/14/16	961,345
	LBG Capital No. 1 PLC,
€1,900	6.439%, 5/23/20	2,719,484
2,825	7.375%, 3/12/20	4,085,735
£9,552	7.588%, 5/12/20	16,801,696
1,000	7.869%, 8/25/20	1,769,631
$3,400	7.875%, 11/1/20 (a)(e)	3,680,500
	LBG Capital No. 2 PLC,
£2,331	9.00%, 12/15/19	4,186,381
4,500	9.334%, 2/7/20	8,192,780
€2,180	15.00%, 12/21/19	4,362,499
$29,300	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(e)(j)	40,434,000
	Morgan Stanley,
€10,000	0.702%, 1/16/17 (o)	13,379,935
$2,800	5.375%, 10/15/15	3,005,444
5,000	5.55%, 4/27/17	5,607,135
900	5.95%, 12/28/17	1,032,460
3,700	6.625%, 4/1/18	4,337,540
2,400	RBS Capital Trust I, 2.112%, 3/31/14 (j)	2,340,000
	Royal Bank of Scotland Group PLC (j),
22,200	6.99%, 10/5/17 (a)(e)	23,754,000
5,000	7.648%, 9/30/31	5,331,250
1,500	RSHB Capital S.A. for OJSC Russian Agricultural Bank, 9.00%, 6/11/14 (a)(e)	1,541,700
	State Bank of India,
1,300	4.50%, 10/23/14	1,327,073
1,000	4.50%, 7/27/15 (a)(e)	1,034,142

582	UBS AG, 5.875%, 12/20/17	669,322
2,050	Wachovia Corp., 5.75%, 2/1/18	2,374,316
19,217	Wells Fargo & Co., 7.98%, 3/15/18 (j)	21,763,252

		571,116,856

Biotechnology—0.1%
1,700	Amgen, Inc., 5.70%, 2/1/19	1,980,828

Computers—0.1%
1,800	International Business Machines Corp., 8.375%, 11/1/19	2,375,919

Diversified Financial Services—8.3%
11,000	American Express Co., 7.25%, 5/20/14	11,224,070
	Bear Stearns Cos. LLC,
1,500	5.30%, 10/30/15	1,611,891
17,265	7.25%, 2/1/18	20,689,150
5,700	Caterpillar Financial Services Corp., 7.15%, 2/15/19	7,067,612
	Ford Motor Credit Co. LLC,
500	3.984%, 6/15/16	531,142
49,300	5.625%, 9/15/15	52,896,238
20,750	8.00%, 6/1/14	21,247,191
7,900	8.00%, 12/15/16	9,332,270
22,700	8.125%, 1/15/20	28,698,180
3,400	8.70%, 10/1/14	3,585,045
2,000	HSBC Finance Corp., 0.669%, 6/1/16 (o)	1,998,004
	International Lease Finance Corp. (a)(e),
4,000	6.75%, 9/1/16	4,475,000
3,000	7.125%, 9/1/18	3,487,500
1,000	Majapahit Holding BV, 7.25%, 6/28/17	1,097,500
442	Preferred Term Securities XIII Ltd., 0.794%, 3/24/34 (a)(b)(e)(n)(o) (acquisition cost—$441,589; purchased 3/9/04)	342,524
500	QNB Finance Ltd., 3.125%, 11/16/15	518,750
	SLM Corp.,
400	5.375%, 5/15/14	405,000
1,400	5.50%, 1/15/19	1,437,617
36,000	6.25%, 1/25/16	38,835,000
17,700	7.25%, 1/25/22	18,828,375
1,100	8.00%, 3/25/20	1,232,000
24,455	8.45%, 6/15/18	28,428,937

		257,968,996

Electric Utilities—2.6%
2,000	Consumers Energy Co., 5.15%, 2/15/17	2,231,382
5,000	DTE Energy Co., 6.35%, 6/1/16	5,583,005
14,200	Electricite de France, 6.50%, 1/26/19 (a)(e)	16,895,146
27,500	Entergy Corp., 3.625%, 9/15/15	28,504,025
	Korea Hydro & Nuclear Power Co., Ltd.,
300	3.125%, 9/16/15 (a)(e)	309,860
4,550	6.25%, 6/17/14	4,639,153
	Nevada Power Co.,
100	5.875%, 1/15/15	105,006
1,600	5.95%, 3/15/16	1,765,856
3,000	6.50%, 5/15/18	3,564,738
900	Nisource Finance Corp., 6.40%, 3/15/18	1,050,604
6,100	NRG Energy, Inc., 7.625%, 1/15/18	6,893,000
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	3,197,496
1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	2,123,620
	Teco Finance, Inc.,
983	6.572%, 11/1/17	1,137,358
2,000	6.75%, 5/1/15	2,108,594
41	W3A Funding Corp., 8.09%, 1/2/17	40,804

		80,149,647

Food & Beverage—0.2%
3,500	Anheuser-Busch Cos. LLC, 6.50%, 2/1/43	4,510,523
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(b)(e)(n) (acquisition cost—$957,637; purchased 3/12/09)	1,237,764

		5,748,287

Healthcare-Products—0.1%
1,700	Hospira, Inc., 6.05%, 3/30/17	1,891,400

Healthcare-Services—0.2%
	HCA, Inc.,
3,200	7.25%, 9/15/20	3,484,000
4,000	7.875%, 2/15/20	4,280,000

		7,764,000

Holding Companies-Diversified—0.0%
	Hutchison Whampoa International Ltd.,
100	5.75%, 9/11/19	114,621
1,000	7.625%, 4/9/19	1,225,654

		1,340,275

Insurance—2.5%
	American International Group, Inc.,
3,000	4.875%, 6/1/22	3,274,077
4,600	5.05%, 10/1/15	4,922,308
2,000	5.45%, 5/18/17	2,236,206
900	5.60%, 10/18/16	1,002,790
30,600	5.85%, 1/16/18	35,286,451
£1,456	6.765%, 11/15/17	2,789,476
$21,450	8.25%, 8/15/18	27,011,492

		76,522,800

Investment Companies—0.1%
3,000	Temasek Financial I Ltd., 2.375%, 1/23/23 (a)(e)	2,787,093

Iron/Steel—0.6%
100	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(e)	102,500
	Gerdau Holdings, Inc.,
7,900	7.00%, 1/20/20 (a)(e)	8,516,200
3,750	7.00%, 1/20/20	4,042,500
800	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(e)	807,000
	Vale Overseas Ltd.,
2,590	4.375%, 1/11/22	2,514,473
1,000	8.25%, 1/17/34	1,174,664

		17,157,337

Media—1.9%
	Comcast Corp.,
10,600	5.875%, 2/15/18	12,303,727
1,700	5.90%, 3/15/16	1,876,717
700	6.30%, 11/15/17	819,150
	CSC Holdings LLC,
7,850	7.625%, 7/15/18	8,998,063
810	7.875%, 2/15/18	931,500
7,500	8.625%, 2/15/19	8,812,500
	DISH DBS Corp.,
14,842	5.00%, 3/15/23	13,951,480
300	5.875%, 7/15/22	301,125
4,200	7.125%, 2/1/16	4,630,500
6,940	Time Warner Cable, Inc., 5.85%, 5/1/17	7,630,391

		60,255,153

Mining—0.8%
12,800	Anglo American Capital PLC, 4.125%, 9/27/22 (a)(e)	12,348,109
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(e)	4,259,960
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(e)	8,196,906

		24,804,975

Miscellaneous Manufacturing—1.9%
36,750	General Electric Co., 5.25%, 12/6/17	41,861,300
15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	17,425,785

		59,287,085

Oil & Gas—4.8%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	334,902
1,100	BP Capital Markets PLC, 3.625%, 5/8/14	1,109,240
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	2,688,091
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(e)	12,682,280
1,330	Ecopetrol S.A., 7.625%, 7/23/19	1,562,750
2,000	Encana Corp., 5.90%, 12/1/17	2,282,846
	Gaz Capital S.A. for Gazprom,
6,500	6.212%, 11/22/16	7,197,450
1,300	6.51%, 3/7/22	1,378,000
14,000	8.146%, 4/11/18 (a)(e)	16,275,000
23,650	9.25%, 4/23/19	28,675,625
1,800	Halliburton Co., 6.15%, 9/15/19	2,157,896
1,000	Novatek Finance Ltd., 5.326%, 2/3/16 (a)(e)	1,057,750
	Pemex Project Funding Master Trust,
500	5.75%, 12/15/15	538,750
500	6.625%, 6/15/35	525,189
300	6.625%, 6/15/38	309,488

	Petrobras International Finance Co.—Pifco,
300	5.875%, 3/1/18	319,753
15,250	7.875%, 3/15/19	17,331,122
12,300	Petroleos de Venezuela S.A., 5.50%, 4/12/37	6,014,700
	Petroleos Mexicanos,
18,700	5.50%, 1/21/21	20,009,000
2,400	6.50%, 6/2/41	2,471,770
7,500	8.00%, 5/3/19	9,056,250
2,486	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	2,672,127
	Ras Laffan Liquefied Natural Gas Co., Ltd. III,
1,400	5.50%, 9/30/14	1,442,000
1,293	5.832%, 9/30/16 (b)	1,376,512
3,000	6.75%, 9/30/19	3,555,000
1,800	Reliance Holdings USA, Inc., 4.50%, 10/19/20 (b)	1,810,586
4,200	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	4,259,346

		149,093,423

Paper & Forest Products—0.3%
9,300	Georgia-Pacific LLC, 5.40%, 11/1/20 (a)(e)	10,550,999

Pharmaceuticals—0.1%
3,400	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	3,964,492

Pipelines—2.3%
7,200	AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 8/7/18	8,805,600
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(e)	3,080,887
	El Paso LLC,
1,789	7.00%, 6/15/17	2,032,658
13,900	7.25%, 6/1/18	15,975,993
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	5,360,587
2,100	Energy Transfer Partners L.P., 6.125%, 2/15/17	2,356,908
735	Kern River Funding Corp., 4.893%, 4/30/18 (a)(b)(e)(n) (acquisition cost—$735,000; purchased 4/28/03)	798,668
5,800	Kinder Morgan Energy Partners L.P., 6.00%, 2/1/17	6,542,893
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(b)(e)(n) (acquisition cost—$11,879,413; purchased 9/9/09)	12,127,587
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(e)	3,230,000
1,700	Northwest Pipeline LLC, 7.00%, 6/15/16	1,930,546
100	Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)(e)	90,250
4,400	Southern Natural Gas Co. LLC, 5.90%, 4/1/17 (a)(b)(e)(n) (acquisition cost—$4,392,696; purchased 3/14/07)	5,006,272
1,950	Tennessee Gas Pipeline Co. LLC, 7.50%, 4/1/17	2,281,537
1,100	TransCanada PipeLines Ltd., 3.80%, 10/1/20	1,159,720

		70,780,106

Real Estate—0.1%
1,500	Qatari Diar Finance Co., 5.00%, 7/21/20	1,646,250

Real Estate Investment Trust—0.2%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	6,130,790

Software—0.1%
1,800	Oracle Corp., 5.00%, 7/8/19	2,059,672

Telecommunications—5.0%
	America Movil S.A.B. de C.V.,
42,800	5.00%, 3/30/20	46,830,476
5,530	6.125%, 3/30/40	5,928,243
	AT&T, Inc.,
5,000	5.50%, 2/1/18	5,693,110
1,100	5.80%, 2/15/19	1,281,987
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,078,793
3,400	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	4,073,782
	Qtel International Finance Ltd.,
3,000	3.375%, 10/14/16 (a)(e)	3,157,500
4,500	5.00%, 10/19/25	4,556,250
7,300	5.00%, 10/19/25 (a)(e)	7,391,250
1,250	Qwest Corp., 6.50%, 6/1/17	1,418,896
	Verizon Communications, Inc.,
32,900	3.65%, 9/14/18	35,058,503
19,700	4.50%, 9/15/20	21,267,273
13,200	5.15%, 9/15/23	14,396,026
715	8.75%, 11/1/18	922,877

		153,054,966

Tobacco—0.3%
1,105	Altria Group, Inc., 9.25%, 8/6/19	1,471,684
1,400	Philip Morris International, Inc., 5.65%, 5/16/18	1,624,398
6,030	Reynolds American, Inc., 7.75%, 6/1/18	7,303,385

		10,399,467

Transportation—0.1%
1,800	Canadian National Railway Co., 5.55%, 3/1/19	2,102,306

	Total Corporate Bonds & Notes (cost—$1,504,676,963)	1,626,786,010

U.S. TREASURY OBLIGATIONS—48.3%
	U.S. Treasury Notes,
60,000	1.125%, 5/31/19 (l)	58,455,480
1,240,700	1.50%, 8/31/18 (f)(m)	1,248,502,762
166,700	3.625%, 2/15/21 (l)	183,441,681

	Total U.S. Treasury Obligations (cost—$1,476,255,002)	1,490,399,923

MUNICIPAL BONDS—11.3%
Arizona—0.1%
2,000	Univ. of Arizona Rev., 6.423%, 8/1/35, Ser. A	2,203,720

California—4.8%
600	Bay Area Toll Auth. Rev., 6.263%, 4/1/49, Ser. F-2	768,912
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	17,122,950
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
6,900	7.488%, 8/1/33	8,470,992
12,300	7.618%, 8/1/40	15,480,288
14,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	18,655,140
3,000	Los Angeles Department of Water & Power Rev., 5.516%, 7/1/27, Ser. C	3,421,320
300	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	335,211
1,000	San Diego Cnty. Water Auth. Rev., 6.138%, 5/1/49	1,238,240
	State, GO,
800	4.85%, 10/1/14	823,496
400	6.20%, 10/1/19	477,820
1,500	6.65%, 3/1/22	1,813,530
4,750	7.55%, 4/1/39	6,596,182
18,100	7.60%, 11/1/40	25,476,474
12,000	7.70%, 11/1/30	14,263,440
27,250	7.95%, 3/1/36	32,156,090

		147,100,085

Illinois—0.4%
10,100	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	10,947,390
1,600	Finance Auth. Rev., Univ. of Chicago, 5.50%, 7/1/37, Ser. B	1,741,808

		12,689,198

Massachusetts—0.6%
17,000	School Building Auth. Rev., 5.468%, 6/15/27	18,715,300

New York—2.8%
5,500	Metropolitan Transportation Auth. Rev., 5.871%, 11/15/39	6,237,165
3,000	New York City, GO, 4.769%, 10/1/23, Ser. A-2	3,239,280
3,640	New York City Municipal Water & Sewer System Finance Auth. Rev., 5.79%, 6/15/41	3,892,034
	New York City Transitional Finance Auth. Rev.,
400	4.325%, 11/1/21	430,472
800	4.525%, 11/1/22	874,152
3,000	5.267%, 5/1/27, Ser. G-3	3,318,600
700	5.572%, 11/1/38	801,871
200	5.932%, 11/1/36	214,790
9,200	Port Auth. of New York & New Jersey Rev., 4.458%, 10/1/62, Ser. 174	8,389,020
	State Dormitory Auth. Rev.,
4,500	5.00%, 3/15/27, Ser. A	4,999,275
20,345	5.00%, 2/15/30, Ser. D	22,256,006
1,600	5.289%, 3/15/33, Ser. H	1,775,552
2,700	5.389%, 3/15/40, Ser. H	3,052,053
19,850	5.50%, 3/15/30	22,468,810
4,000	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	4,564,720

		86,513,800

Ohio—0.3%
	American Municipal Power, Inc. Rev.,
3,600	5.939%, 2/15/47	3,963,060
4,200	Comb Hydroelectric Projects, 7.834%, 2/15/41, Ser. B	5,639,214

		9,602,274

Texas—2.3%
	Conroe Independent School Dist., GO, Ser. A, (GTD-PSF),
1,000	5.00%, 2/15/24	1,174,990
2,610	5.00%, 2/15/25	3,029,949

2,905	5.00%, 2/15/26	3,330,089
3,115	5.00%, 2/15/27	3,536,646
5,000	5.00%, 2/15/28	5,646,250
4,520	5.00%, 2/15/29	5,076,774
	Dallas, GO,
21,130	5.00%, 2/15/23	24,666,105
70	5.00%, 2/15/23 (Pre-refunded @ $100, 2/15/22) (d)	83,952
4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	5,068,316
18,960	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/25	19,743,996

		71,357,067

	Total Municipal Bonds (cost—$326,688,838)	348,181,444

SOVEREIGN DEBT OBLIGATIONS—6.4%
Australia—4.0%
	Australia Government Bond (k),
AUD 42,800	3.00%, 9/20/25, Ser. 25-CI	47,899,243
43,300	4.00%, 8/20/20, Ser. 20-CI	69,805,188
5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	5,172,949

		122,877,380

Brazil—1.0%
BRL 74,460	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21, Ser. F	26,599,209
$3,300	Brazilian Development Bank, 6.369%, 6/16/18	3,555,750

		30,154,959

Canada—0.3%
CAD 2,400	Province of Ontario Canada, 6.50%, 3/8/29	2,885,036
$7,800	Province of Quebec Canada, 3.50%, 7/29/20	8,276,931

		11,161,967

Colombia—0.1%
2,000	Colombia Government International Bond, 7.375%, 1/27/17	2,315,000

Indonesia—0.1%
3,100	Indonesia Government International Bond, 6.875%, 1/17/18	3,468,125

Korea (Republic of)—0.5%
	Export-Import Bank of Korea,
10,900	4.00%, 1/29/21	11,372,101
250	5.125%, 6/29/20	280,861
3,950	Korea Development Bank, 4.00%, 9/9/16	4,227,105

		15,880,067

Qatar—0.3%
	Qatar Government International Bond (a)(e),
3,500	4.00%, 1/20/15 (b)(n) (acquisition cost—$3,507,960; purchased 11/17/09—9/17/12)	3,622,500
6,400	5.25%, 1/20/20	7,216,000

		10,838,500

Russia—0.1%
1,430	Russian Federation Bond, 7.50%, 3/31/30	1,649,505

South Africa—0.0%
300	South Africa Government International Bond, 6.875%, 5/27/19	339,000

	Total Sovereign Debt Obligations (cost—$231,085,700)	198,684,503

MORTGAGE-BACKED SECURITIES—3.1%
4,343	Banc of America Commercial Mortgage Trust, 5.889%, 7/10/44, CMO (o)	4,735,540
137	Banc of America Funding Trust, 2.785%, 1/20/47, CMO (o)	111,360
886	BCAP LLC Trust, 0.328%, 9/26/35, CMO (a)(e)(o)	873,357
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (o),
81	2.52%, 10/25/33	81,777
202	2.533%, 3/25/35	205,175
73	2.729%, 5/25/34	68,998
1,098	Bear Stearns ALT-A Trust, 2.457%, 2/25/36, CMO (o)	753,905
	Bear Stearns Commercial Mortgage Securities Trust, CMO,
1,600	5.54%, 9/11/41	1,742,152
7,500	5.694%, 6/11/50 (o)	8,436,825
	Citigroup Mortgage Loan Trust, Inc., CMO (o),
420	2.20%, 9/25/35	420,640
373	2.29%, 9/25/35	371,015
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
8,000	5.307%, 1/15/46 (o)	8,560,528

4,400	5.322%, 12/11/49	4,842,167
€184	Cordusio RMBS SRL, 0.433%, 6/30/35, CMO (o)	240,681
	Countrywide Alternative Loan Trust, CMO (o),
$1,773	0.348%, 11/25/46	1,367,526
535	0.358%, 5/25/36	425,236
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (o),
258	0.478%, 3/25/35	196,415
55	2.826%, 8/25/34	48,983
15	Credit Suisse First Boston Mortgage Securities Corp., 2.325%, 7/25/33, CMO (o)	15,084
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,600	5.311%, 12/15/39	2,827,981
5,911	5.678%, 6/15/39 (o)	6,486,722
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO (o),
1,824	0.417%, 8/19/45	1,635,774
1,079	2.602%, 7/19/44	1,089,026
3,107	Greenpoint Mortgage Funding Trust, 0.388%, 6/25/45, CMO (o)	2,684,536
11	Greenpoint Mortgage Pass-Through Certificates, 2.794%, 10/25/33, CMO (o)	10,689
	GSR Mortgage Loan Trust, CMO (o),
63	1.86%, 3/25/33	62,486
623	2.65%, 9/25/35	629,030
1,463	2.671%, 9/25/35	1,490,211
	Harborview Mortgage Loan Trust, CMO (o),
258	0.347%, 1/19/38	217,757
433	0.497%, 6/20/35	419,889
154	2.53%, 5/19/33	155,720
	HomeBanc Mortgage Trust, CMO (o),
2,564	0.418%, 1/25/36	2,184,981
298	5.472%, 4/25/37	243,535
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO,
1,000	5.336%, 5/15/47	1,099,608
6,600	5.42%, 1/15/49	7,264,528
2,200	5.44%, 6/12/47	2,426,826
	JPMorgan Mortgage Trust, CMO (o),
82	1.99%, 11/25/33	82,481
1,119	2.714%, 7/25/35	1,142,865
75	3.389%, 2/25/35	77,672
910	5.238%, 7/25/35	944,685
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO,
1,200	5.172%, 12/12/49	1,302,977
1,600	5.894%, 8/12/49 (o)	1,802,654
	Morgan Stanley Re-Remic Trust, CMO (a)(e)(o),
3,400	5.806%, 8/12/45	3,741,397
1,500	5.806%, 8/15/45	1,650,617
191	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO (a)(b)(e)(h)(n)(o) (acquisition cost—$151,544; purchased 11/15/04)	381
	RBSSP Resecuritization Trust, CMO (a)(e)(o),
754	0.438%, 5/26/37	748,529
5,167	0.661%, 9/26/34	4,990,370
4,402	0.661%, 3/26/36	4,332,787
4,527	0.661%, 4/26/37	4,424,445
1,354	Residential Accredit Loans, Inc., 0.368%, 4/25/46, CMO (o)	704,361
124	Structured Adjustable Rate Mortgage Loan Trust, 2.463%, 2/25/34, CMO (o)	126,224
689	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 5.25%, 9/25/34, CMO	735,968
	Wachovia Bank Commercial Mortgage Trust, CMO,
108	0.24%, 6/15/20 (a)(e)(o)	106,647
700	5.416%, 1/15/45 (o)	754,718
1,300	5.678%, 5/15/46	1,454,541
	WaMu Mortgage Pass-Through Certificates, CMO (o),
182	0.468%, 1/25/45	176,160
1,947	0.558%, 11/25/34	1,921,776
1,048	1.14%, 2/25/46	1,011,339
593	Wells Fargo Mortgage-Backed Securities Trust, 2.615%, 3/25/36, CMO (o)	545,817

	Total Mortgage-Backed Securities (cost—$79,890,526)	97,206,074

U.S. GOVERNMENT AGENCY SECURITIES—1.4%
	Fannie Mae,
2	2.033%, 8/25/18, CMO (o)	1,763
864	2.112%, 5/1/35, MBS (o)	912,696
2,993	2.25%, 11/1/35, MBS (o)	3,200,100
3	3.075%, 2/1/18, MBS (o)	3,029
1,205	4.00%, 11/1/40, MBS	1,265,404
2	4.095%, 4/1/17, MBS (o)	2,119
3,929	4.50%, 3/1/29—11/1/41, MBS	4,234,561
102	5.29%, 11/25/33, CMO	102,035
	Freddie Mac, MBS,
—(i)	1.95%, 6/1/30 (o)	489
6	2.25%, 12/1/18 (o)	6,188
269	6.50%, 1/1/38—10/1/38	311,146
9	Ginnie Mae, 1.625%, 1/20/22, MBS (o)	9,832

	Small Business Administration Participation Certificates, ABS,
61	4.504%, 2/10/14	61,005
2,365	4.77%, 4/1/24	2,530,095
16,341	5.32%, 1/1/27	17,952,069
11,951	5.70%, 8/1/26	13,149,538

	Total U.S. Government Agency Securities (cost-$40,334,839)	43,742,069

ASSET-BACKED SECURITIES—0.6%
	Bear Stearns Asset-Backed Securities I Trust (o),
1,831	0.358%, 12/25/36	1,712,057
1,000	0.568%, 12/25/35	952,376
496	1.158%, 10/25/37	471,028
1,297	BNC Mortgage Loan Trust, 0.258%, 5/25/37 (o)	1,237,474
	Conseco Financial Corp.,
217	6.22%, 3/1/30	232,485
3,525	6.53%, 2/1/31 (o)	3,558,134
1,500	First Franklin Mortgage Loan Trust, 0.648%, 9/25/35 (o)	1,360,869
1,329	First NLC Trust, 0.863%, 12/25/35 (o)	1,256,949
893	Home Equity Asset Trust, 1.358%, 10/25/33 (o)	830,426
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(b)(e)(h)(n) (acquisition cost—$1,680; purchased 11/21/00)	1,358
230	Merrill Lynch Mortgage Investors Trust, 0.278%, 2/25/37 (o)	107,879
500	Morgan Stanley ABS Capital I, Inc. Trust, 0.588%, 9/25/35 (o)	428,822
176	Morgan Stanley Mortgage Loan Trust, 0.518%, 4/25/37 (o)	100,934
1,000	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, 0.748%, 9/25/35 (o)	797,467
183	Popular ABS Mortgage Pass-Through Trust, 0.248%, 6/25/47 (o)	170,408
1,000	Structured Asset Investment Loan Trust, 0.848%, 6/25/35 (o)	928,892
	Structured Asset Securities Corp. Mortgage Loan Trust (o),
1,000	0.498%, 2/25/36	828,184
1,200	0.608%, 11/25/35	1,027,591
	Wells Fargo Home Equity Asset-Backed Securities Trust (o),
1,500	0.748%, 11/25/35	1,288,445
519	0.858%, 10/25/34	456,281

	Total Asset-Backed Securities (cost-$16,418,148)	17,748,059

SENIOR LOANS—0.1%
Computers & Peripherals—0.1%
3,898	Dell International LLC, 4.50%, 4/29/20, Term B (a)(c) (cost-$3,855,379)	3,885,963

SHORT-TERM INVESTMENTS—1.6%
Repurchase Agreements—1.5%
46,800	Banc of America Securities LLC, dated 1/31/14, 0.04%, due 2/3/14, proceeds $46,800,156; collateralized by U.S. Treasury Notes, 0.375%—2.875%, due 3/15/16—3/31/18, valued at $47,990,868 including accrued interest (cost-$46,800,000)	46,800,000

U.S. Treasury Obligations (l)- 0.1%
280	U.S. Treasury Bills, 0.041%, 7/3/14 (p)	279,947
3,830	U.S. Treasury Notes, 0.125%, 7/31/14	3,830,824

	Total U.S. Treasury Obligations (cost—$4,109,953)	4,110,771

	Total Short-Term Investments (cost—$50,909,953)	50,910,771

	Total Investments, before options written and securities sold short (cost-$3,730,115,348) (r)—125.5%	3,877,544,816

Contracts/ Notional Amount (000s)
OPTIONS WRITTEN (q)- (0.1)%
	Call Options—(0.0)%
	1-Year Interest Rate Swap (OTC), Receive 6-Month EUR-EURIBOR Floating Rate Index,
€456,000	strike rate 0.40%, expires 3/12/14	(933,335)
	5-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index,
$184,250	strike rate 1.30%, expires 3/17/14	(28,946)
	10-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index,
43,300	strike rate 2.50%, expires 3/3/14	(11,890)
138,100	strike rate 2.65%, expires 3/3/14	(238,650)

		(1,212,821)

	Put Options—(0.1)%
	1-Year Interest Rate Swap (OTC), Pay 6-Month EUR-EURIBOR Floating Rate Index,
€456,000	strike rate 0.40%, expires 3/12/14	(38,068)
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$2,120,300	strike rate 2.00%, expires 3/31/14	(1,572,839)
	3-Year EURODOLLAR Mid Curve Futures, (CME),
831	strike price $97.375, expires 3/14/14	(114,262)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
184,250	strike rate 1.90%, expires 3/17/14	(336,883)
138,100	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 3.10%, expires 3/3/14	(150,557)
86,000	U.S. Dollar Versus Japanese Yen, (OTC), strike price $97.00, expires 2/26/14	(70,864)

		(2,283,473)

	Total Options Written (premiums received-$8,083,450)	(3,496,294)

Principal Amount (000s)
SECURITIES SOLD SHORT—(1.6)%
U.S. Government Agency Securities—(1.6)%
$45,200	Fannie Mae, 4.50%, MBS, TBA, 30 Year (proceeds received-$47,811,312)		(48,492,892)

	Total Investments, net of options written and securities sold short (cost—$3,674,220,586)	123.8%	3,825,555,630

	Other liabilities in excess of other assets	(23.8)	(736,518,287)

	Net Assets	100.0%	$3,089,037,343

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $378,765,737, representing 12.3% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2014.
(d)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date).
(e)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(f)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2014.
(g)	In default.
(h)	Fair-Valued—Securities with an aggregate value of $1,739, representing less than 0.05% of net assets.
(i)	Principal amount less than $500.
(j)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(k)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(l)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives, securities sold short and/or when-issued or delayed-delivery securities.
(m)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(n)	Restricted. The aggregate acquisition cost of such securities is $52,267,519. The aggregate value is $53,339,349, representing 1.7% of net assets.
(o)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2014.
(p)	Rates reflect the effective yields at purchase date.
(q)	Non-income producing.
(r)	At January 31, 2014, the cost basis of portfolio securities (before options written and securities sold short) for federal income tax purposes was $3,746,311,676. Gross unrealized appreciation was $182,924,575; gross unrealized depreciation was $51,691,435; and net unrealized appreciation was $131,233,140. The difference between book and tax cost was attributable to wash sale loss deferrals and sale-buyback adjustments.
(s)	Futures contracts outstanding at January 31, 2014:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	10-Year U.S. Treasury Note Futures	2,500	$314,375	3/20/14	$1,129,487
	Financial Futures Euro-90 day	278	69,079	6/15/15	190,580
	Financial Futures Euro-90 day	5,227	1,293,486	12/14/15	890,133
Short:	90-Day EURIBOR Futures	(690)	(389)	12/14/15	153,972

					$2,364,172

(t)	At January 31, 2014, the Portfolio pledged cash collateral of $2,610,000 for futures contracts.
(u)	Transactions in options written for the three months ended January 31, 2014:

	Contracts	Notional Amount (000s)	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2013	268	$1,408,800	€912,000	$5,860,876
Options written	563	1,756,400	—	4,306,014
Options expired	—	(270,900)	—	(2,083,440)

Options outstanding, January 31, 2014	831	$2,894,300	€912,000	$8,083,450

(v)	Credit default swap agreements outstanding at January 31, 2014:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Made	Value(5)	Upfront Premiums Paid	Unrealized Depreciation
Bank of America:
DTE Energy	$5,000	0.22%	6/20/16	(0.97)%	$(95,978)	$—	$(95,978)
Deutsche Bank:
Morgan Stanley	13,300	0.66%	12/20/16	(1.00)%	(146,879)	1,594,469	(1,741,348)

					$(242,857)	$1,594,469	$(1,837,326)

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
China Government International Bond	$2,000	0.48%	9/20/16	1.00%	$29,845	$10,371	$19,474
Barclays Bank:
Ally Financial, Inc.	20,500	1.85%	3/20/20	5.00%	3,683,885	3,478,114	205,771
China Government International Bond	28,800	0.32%	9/20/15	1.00%	356,439	271,505	84,934
China Government International Bond	6,000	0.48%	9/20/16	1.00%	89,537	31,114	58,423
Dow Jones CDX.EM-15 5-Year Index	5,700	3.61%	6/20/16	5.00%	214,753	769,500	(554,747)
BNP Paribas:
China Government International Bond	17,500	0.32%	9/20/15	1.00%	216,587	161,043	55,544
General Electric	900	0.42%	9/20/15	1.00%	9,759	(45,701)	55,460
Teck Resources Ltd.	800	1.70%	3/20/19	1.00%	(26,100)	(23,419)	(2,681)
Citigroup:
China Government International Bond	6,300	0.32%	9/20/15	1.00%	77,971	58,011	19,960
China Government International Bond	4,000	0.48%	9/20/16	1.00%	59,692	20,743	38,949
El Paso Corp.	2,700	0.27%	3/20/14	5.00%	33,882	(133,380)	167,262
United Kingdom Gilt	16,200	0.09%	6/20/15	1.00%	227,139	132,275	94,864
United Kingdom Gilt	33,500	0.12%	6/20/16	1.00%	745,674	415,748	329,926
Credit Suisse First Boston:
China Government International Bond	4,700	0.22%	3/20/15	1.00%	47,921	51,098	(3,177)
China Government International Bond	4,000	0.48%	9/20/16	1.00%	59,691	19,751	39,940
United Kingdom Gilt	13,000	0.09%	9/20/15	1.00%	210,326	133,971	76,355
Deutsche Bank:
Ally Financial, Inc.	10,000	1.85%	3/20/20	5.00%	1,797,017	1,809,445	(12,428)
BP Capital Markets	€4,000	0.52%	12/20/18	1.00%	130,239	106,215	24,024
France Government International Bond	$3,800	0.17%	9/20/15	0.25%	6,348	(138,576)	144,924
France Government International Bond	31,100	0.19%	3/20/16	0.25%	48,054	(1,104,012)	1,152,066
Procter & Gamble	3,000	0.03%	3/20/14	1.27%	9,735	—	9,735
Goldman Sachs:
Brazilian Government International Bond	1,200	1.75%	3/20/18	1.00%	(34,424)	(14,522)	(19,902)
California State Municipal Bond	3,300	0.88%	12/20/18	1.63%	118,946	—	118,946
California State Municipal Bond	25,000	0.88%	12/20/18	1.65%	924,413	—	924,413
El Paso Corp.	350	0.27%	9/20/14	5.00%	12,818	(27,125)	39,943
France Government International Bond	25,900	0.19%	3/20/16	0.25%	40,019	(866,475)	906,494
HSBC Bank:
China Government International Bond	3,000	0.32%	9/20/15	1.00%	37,129	(41,619)	78,748
China Government International Bond	6,200	0.32%	9/20/15	1.00%	76,733	57,090	19,643

JPMorgan Chase:
American Express	2,800	0.09%	3/20/14	2.75%	19,554	—	19,554
Brazilian Government International Bond	12,000	1.70%	12/20/17	1.00%	(299,577)	—	(299,577)
China Government International Bond	22,000	0.22%	3/20/15	1.00%	224,310	254,939	(30,629)
France Government International Bond	4,900	0.17%	9/20/15	0.25%	8,185	(171,695)	179,880
Newmont Mining Corp.	1,600	2.39%	12/20/18	1.00%	(99,305)	(110,946)	11,641
Morgan Stanley:
China Government International Bond	17,200	0.32%	9/20/15	1.00%	212,874	137,396	75,478
France Government International Bond	22,300	0.26%	9/20/16	0.25%	(650)	(1,052,989)	1,052,339
Royal Bank of Scotland:
China Government International Bond	41,500	0.32%	9/20/15	1.00%	513,620	379,144	134,476

					$9,783,039	$4,567,014	$5,216,025

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(w)	Interest rate swap agreements outstanding at January 31, 2014:

OTC swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty			Payments Made	Payments Received
Bank of America	MXN 258,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	$223,745	$46,749	$176,996
Barclays Bank	750,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	650,421	143,088	507,333
Barclays Bank	91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	626,738	3,208	623,530
Deutsche Bank	BRL 100	1/2/15	BRL-CDI-Compounded	7.62%	(1,496)	(246)	(1,250)
Deutsche Bank	AUD 188,640	12/15/15	6-Month Australian Bank Bill	5.00%	6,992,374	(2,459,889)	9,452,263
HSBC Bank	MXN 2,250,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	3,608,669	666,135	2,942,534
Morgan Stanley	1,500,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	2,405,781	373,129	2,032,652

					$14,506,232	$(1,227,826)	$15,734,058

Centrally cleared swap agreements:

			Rate Type			Unrealized
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Credit Suisse First Boston (CME)	€4,000	9/16/19	6-Month EUR-EURIBOR	4.00%	$925,986	$323,388
Credit Suisse First Boston (CME)	¥7,920,000	9/18/23	1.00%	6-Month JPY-LIBOR	(1,799,337)	(117,706)
Goldman Sachs (CME)	$613,300	12/18/23	3.00%	3-Month USD-LIBOR	(14,746,158)	(3,750,904)
Goldman Sachs (CME)	211,700	12/18/43	3.50%	3-Month USD-LIBOR	3,288,056	(10,341,285)
Goldman Sachs (CME)	369,000	12/18/43	3.25%	3-Month USD-LIBOR	23,825,218	(8,174,963)
Morgan Stanley (CME)	57,600	6/19/43	2.75%	3-Month USD-LIBOR	9,251,785	5,267,754
Morgan Stanley (CME)	89,400	12/18/43	3.25%	3-Month USD-LIBOR	5,772,288	(2,220,072)

					$26,517,838	$(19,013,788)

(x)	Forward foreign currency contracts outstanding at January 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
185,924,000 Australian Dollar settling 2/4/14	Barclays Bank	$163,666,480	$162,711,425	$(955,055)
95,652,269 Brazilian Real settling 2/4/14	Barclays Bank	40,257,689	39,636,287	(621,402)
45,936,000 Brazilian Real settling 2/4/14	Morgan Stanley	19,131,034	19,034,911	(96,123)
141,588,269 Brazilian Real settling 2/4/14	UBS	58,355,631	58,671,198	315,567
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Royal Bank of Scotland	18,792,436	18,954,452	162,016
109,521,000 Euro settling 2/4/14	Credit Suisse First Boston	149,605,686	147,710,920	(1,894,766)
1,584,921,000 Japanese Yen settling 2/18/14	HSBC Bank	15,960,663	15,513,570	(447,093)
13,821,000 Mexican Peso settling 3/6/14	BNP Paribas	1,029,153	1,030,968	1,815
33,419,110 Mexican Peso settling 3/6/14	Morgan Stanley	2,529,930	2,492,875	(37,055)
1,040,000 Norwegian Krone settling 2/13/14	UBS	168,304	165,618	(2,686)
1,602,923 Polish Zloty settling 4/30/14	JPMorgan Chase	520,366	505,696	(14,670)
Sold:
185,924,000 Australian Dollar settling 2/4/14	Bank of America	164,461,863	162,711,425	1,750,438
185,924,000 Australian Dollar settling 3/4/14	Barclays Bank	163,358,218	162,404,651	953,567
95,652,269 Brazilian Real settling 2/4/14	Barclays Bank	39,423,101	39,636,287	(213,186)
95,652,269 Brazilian Real settling 3/6/14	Barclays Bank	39,968,356	39,324,639	643,717
45,936,000 Brazilian Real settling 2/4/14	Morgan Stanley	18,932,531	19,034,911	(102,380)
141,588,269 Brazilian Real settling 2/4/14	UBS	60,156,892	58,671,198	1,485,694
18,474,000 British Pound settling 3/12/14	Barclays Bank	30,227,029	30,361,243	(134,214)
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Deutsche Bank	18,130,222	18,954,452	(824,230)
109,521,000 Euro settling 2/4/14	BNP Paribas	150,588,090	147,710,920	2,877,170
109,521,000 Euro settling 3/4/14	Credit Suisse First Boston	149,601,853	147,712,015	1,889,838
76,500,000 Japanese Yen settling 2/18/14	Bank of America	752,256	748,800	3,456
1,438,189,450 Japanese Yen settling 2/18/14	Goldman Sachs	14,201,787	14,077,328	124,459

				$4,864,877

(y)	At January 31, 2014, the Portfolio held $28,107,000 in cash as collateral and pledged cash collateral of $26,585,000 for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.
(z)	Open reverse repurchase agreements at January 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
JPMorgan Chase	0.06%	1/15/14	2/5/14	$202,161,652	$202,155,250
Royal Bank of Scotland	0.05	1/23/14	2/6/14	84,311,538	84,310,250
	0.06	1/24/14	2/5/14	143,369,639	143,367,250
	0.07	1/24/14	3/24/14	100,626,957	100,625,000

					$530,457,750

(aa)	The weighted average daily balance of reverse repurchase agreements during the three months ended January 31, 2014 was $286,203,192 at a weighted average interest rate of 0.09%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at January 31, 2014 was $531,119,334. At January 31, 2014, the Portfolio held $1,593,962 in U.S. Treasury Obligations and $1,570,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(ab)	The weighted average borrowing for sale-buybacks during the three months ended January 31, 2014 was $598,229,299 at a weighted average interest rate of 0.11%.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

BRL—Brazilian Real

£—British Pound

CAD—Canadian Dollar

CDI—Inter-Bank Deposit Certificate

CDX.EM—Credit Derivatives Index Emerging Markets

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

EUR/€—Euro

EURIBOR—Euro Inter-Bank Offered Rate

GO—General Obligation Bond

GTD—Guaranteed

JPY/¥—Japanese Yen

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by MBIA Insurance Corp.

MBS—Mortgage-Backed Securities

MXN—Mexican Peso

OTC—Over-the-Counter

PSF—Public School Fund

RMBS—Residential Mortgage-Backed Securities

TBA—To Be Announced

TIIE—Inter-Bank Equilibrium Interest Rate

Schedule of Investments

Fixed Income SHares: Series LD

January 31, 2014 (unaudited)

Principal Amount (000s)		Value*
CORPORATE BONDS & NOTES—45.0%
Auto Manufacturers—1.4%
$76	Daimler Finance North America LLC, 1.30%, 7/31/15 (a)(c)	$76,813

Banking—7.0%
30	Ally Financial, Inc., 2.75%, 1/30/17	30,187
	Bank of America Corp.,
35	5.30%, 9/30/15	37,445
75	6.50%, 8/1/16	84,429
20	Capital One Financial Corp., 1.389%, 7/15/14 (f)	20,075
30	CIT Group, Inc., 4.25%, 8/15/17	31,237
75	Citigroup, Inc., 1.30%, 4/1/16	75,356
100	Korea Development Bank, 3.25%, 3/9/16	104,703

		383,432

Biotechnology—0.6%
30	Amgen, Inc., 2.125%, 5/15/17	30,797

Building Materials—0.6%
30	USG Corp., 6.30%, 11/15/16	32,325

Diversified Financial Services—14.2%
30	American Express Credit Corp., 2.80%, 9/19/16	31,365
75	Bear Stearns Cos. LLC, 0.629%, 11/21/16 (f)	74,617
	General Electric Capital Corp. (f),
78	0.565%, 12/20/16	77,062
20	0.87%, 4/7/14	20,012
145	HSBC Finance Corp., 5.50%, 1/19/16	157,290
40	Hyundai Capital America, 1.625%, 10/2/15 (a)(c)	40,412
50	International Lease Finance Corp., 8.625%, 9/15/15	55,437
180	LeasePlan Corp. NV, 2.50%, 5/16/18 (a)(b)(c)(e) (acquisition cost—$178,366; purchased 1/29/14)	178,934
25	RCI Banque S.A., 3.40%, 4/11/14	25,094
30	SLM Corp., 6.25%, 1/25/16	32,363
75	Vesey Street Investment Trust I, 4.404%, 9/1/16	80,699

		773,285

Electric Utilities—0.5%
30	Electricite de France, 0.694%, 1/20/17 (a)(b)(c)(e)(f) (acquisition cost—$30,000; purchased 1/13/14)	30,040

Electronics—0.6%
30	Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	31,415

Healthcare-Services—0.6%
30	HCA, Inc., 6.50%, 2/15/16	32,700

Insurance—0.4%
22	American International Group, Inc., 2.375%, 8/24/15	22,487

Lodging—0.6%
30	MGM Resorts International, 6.625%, 7/15/15	32,175

Media—1.1%
25	Comcast Corp., 5.90%, 3/15/16	27,599
30	DISH DBS Corp., 7.75%, 5/31/15	32,550

		60,149

Office/Business Equipment—0.5%
30	Xerox Corp., 1.058%, 5/16/14 (f)	30,046

Oil & Gas—6.6%
25	Anadarko Petroleum Corp., 5.95%, 9/15/16	27,909
30	BP Capital Markets PLC, 0.568%, 11/6/15 (f)	30,060
30	Devon Energy Corp., 1.875%, 5/15/17	30,505
200	Korea National Oil Corp., 4.00%, 10/27/16	213,669
30	Petrobras Global Finance BV, 1.857%, 5/20/16 (f)	29,663
25	Transocean, Inc., 5.05%, 12/15/16	27,567

		359,373

Pharmaceuticals—1.6%
30	AbbVie, Inc., 1.20%, 11/6/15	30,321
30	Express Scripts Holding Co., 3.125%, 5/15/16	31,335
25	Teva Pharmaceutical Finance III BV, 0.746%, 3/21/14 (f)	25,017

		86,673

Pipelines—0.6%
30	Kinder Morgan Energy Partners L.P., 6.00%, 2/1/17		33,842

Telecommunications—8.1%
50	Orange S.A., 2.75%, 2/6/19 (d)		49,958
100	Sprint Communications, Inc., 6.00%, 12/1/16		108,500
75	Telecom Italia Capital S.A., 6.175%, 6/18/14		76,444
100	Telefonos de Mexico SAB De C.V., 5.50%, 1/27/15		104,375
100	Verizon Communications, Inc., 2.50%, 9/15/16		103,550

			442,827

	Total Corporate Bonds & Notes (cost—$2,454,740)		2,458,379

U.S. TREASURY OBLIGATIONS—23.3%
1,270	U.S. Treasury Notes, 0.25%, 2/28/15 (cost—$1,271,231)		1,271,290

U.S. GOVERNMENT AGENCY SECURITIES—2.9%
149	Fannie Mae, 4.00%, 12/1/43, MBS (cost—$154,673)		156,931

MORTGAGE-BACKED SECURITIES—1.7%
30	Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.933%, 7/10/45		31,470
30	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, 5.311%, 12/15/39, CMO		32,631
25	Wachovia Bank Commercial Mortgage Trust, 5.558%, 3/15/45 (f)		26,978

	Total Mortgage-Backed Securities (cost—$90,979)		91,079

ASSET-BACKED SECURITIES—0.5%
32	Aegis Asset-Backed Securities Trust, 0.428%, 12/25/35 (f) (cost—$31,090)		30,664

SHORT—TERM INVESTMENTS—12.3%
Sovereign Debt Obligation—12.3%
Slovenia—12.3%
€500	Slovenia Ministry of Finance Treasury Bills, zero coupon, 9/11/14 (cost—$678,009)		669,643

	Total Investments (cost—$4,680,722) (g)	85.7%	4,677,986

	Other assets less liabilities	14.3	783,126

	Net Assets	100.0%	$5,461,112

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $326,199, representing 6.0% of net assets.
(b)	Illiquid.
(c)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2014.
(e)	Restricted. The aggregate acquisition cost of such securities is $208,366. The aggregate value is $208,974, representing 3.8% of net assets.
(f)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2014.
(g)	At January 31, 2014, the cost basis of portfolio securities for federal income tax purposes was $4,680,757. Gross unrealized appreciation was $7,045; gross unrealized depreciation was $9,816; and net unrealized depreciation was $2,771. The difference between book and tax cost was attributable to wash sale loss deferrals.
(h)	Futures contracts outstanding at January 31, 2014:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	3-Year Bond Australia Government Futures	1	$221	3/1/14	$630

(i)	At January 31, 2014, the Portfolio pledged cash collateral of $6,000 for futures contracts.
(j)	Credit default swap agreements outstanding at January 31, 2014:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Received	Unrealized Depreciation
Goldman Sachs:
Standard Chartered PLC	$30	1.26%	3/20/19	1.00%	$(347)	$(29)	$(318)

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)	Forward foreign currency contracts outstanding at January 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
500,000 Euro settling 2/3/14	Barclays Bank	$682,892	$674,350	$(8,542)
2,000,000 Japanese Yen settling 2/18/14	Bank of America	19,190	19,576	386
Sold:
500,000 Euro settling 9/11/14	Barclays Bank	682,903	674,583	8,320
4,100,000 Japanese Yen settling 2/18/14	Barclays Bank	40,028	40,132	(104)
2,100,000 Japanese Yen settling 2/18/14	Deutsche Bank	20,271	20,555	(284)

				$(224)

(l)	The weighted average borrowing for sale-buybacks during the three months ended January 31, 2014 was $338,757 at a weighted average interest rate of (0.11)%. There were no open sale-buybacks at January 31, 2014.

Glossary:

CMO—Collateralized Mortgage Obligation

€—Euro

MBS—Mortgage-Backed Securities

OTC—Over-the-Counter

Schedule of Investments

Fixed Income SHares: Series M

January 31, 2014 (unaudited)

Principal Amount (000s)		Value*
U.S. GOVERNMENT AGENCY SECURITIES—45.3%
	Fannie Mae,
$6,100	0.358%, 10/27/37, CMO (k)	$5,844,919
25	0.608%, 8/25/21, CMO (k)	25,036
1,067	1.712%, 1/1/34, MBS (k)	1,109,647
523	1.863%, 1/1/20, MBS (k)	545,329
305	1.913%, 1/1/22, MBS (k)	315,099
342	2.025%, 1/1/33, MBS (k)	359,257
126	2.04%, 5/1/34, MBS (k)	134,727
193	2.05%, 5/1/28, MBS (k)	204,316
15	2.10%, 11/1/32, MBS (k)	14,810
29	2.123%, 10/1/32, MBS (k)	29,530
107	2.217%, 12/1/34, MBS (k)	112,604
65	2.22%, 9/1/27, MBS (k)	68,536
323	2.241%, 9/1/32, MBS (k)	343,439
165	2.251%, 5/1/33, MBS (k)	176,827
84	2.269%, 1/1/33, MBS (k)	89,323
216	2.298%, 9/1/35, MBS (k)	225,264
17	2.307%, 9/1/32, MBS (k)	17,656
1,047	2.345%, 11/1/35, MBS (k)	1,119,497
266	2.387%, 2/1/33, MBS (k)	270,612
13	2.50%, 5/1/17, MBS (k)	13,398
214	2.54%, 12/1/32, MBS (k)	214,126
145	2.55%, 10/1/34, MBS (k)	152,138
21	2.557%, 6/1/20, MBS (k)	21,349
380	2.696%, 4/1/35, MBS (k)	406,246
30	2.758%, 5/1/18, MBS (k)	31,248
21	2.76%, 1/1/18, MBS (k)	21,282
21	3.113%, 3/25/41, CMO (k)	21,800
280,000	3.50%, MBS, TBA, 30 Year (e)	283,868,757
20	3.526%, 5/25/42, CMO (k)	21,155
419,000	4.00%, MBS, TBA, 30 Year (e)	438,527,947
471	4.00%, 11/25/19, CMO	495,853
86,217	4.00%, 9/1/23—4/1/42, MBS	90,704,205
280,000	4.50%, MBS, TBA, 30 Year (e)	299,889,854
59,363	4.50%, 11/1/23—5/1/42, MBS	63,819,078
7,111	4.50%, 11/25/26—10/25/34, CMO	7,751,026
11,600	4.875%, 12/15/16	12,975,911
40,000	5.00%, MBS, TBA, 30 Year (e)	43,612,512
181	5.00%, 9/25/14, CMO	181,684
34,828	5.00%, 9/1/17—4/1/42, MBS	38,083,967
377	5.50%, 2/25/24, CMO	411,242
219	6.00%, 8/1/22—12/1/23, MBS	236,631
15	6.50%, 1/1/25—12/1/28, MBS	17,502
67	6.50%, 7/18/27, CMO	74,760
131	7.00%, 11/1/38, MBS	148,827
49	7.01%, 8/1/22, MBS	50,765
3	7.925%, 2/1/25, MBS (k)	2,569
54	11.00%, 7/15/20, MBS	57,129
	Freddie Mac,
78	0.61%, 8/15/29—12/15/31, CMO (k)	78,618
9	0.66%, 9/15/30, CMO (k)	8,884
12	0.71%, 3/15/32, CMO (k)	12,180
243	0.81%, 3/15/20—2/15/24, CMO (k)	243,116
3	0.86%, 10/15/19, CMO (k)	3,447
46	1.31%, 9/15/22, CMO (k)	46,681
13	1.51%, 8/15/23, CMO (k)	12,947
98	1.988%, 8/1/32, MBS (k)	99,820
3,763	2.041%, 6/1/35, MBS (k)	4,006,765
24	2.25%, 8/1/29, MBS (k)	24,799
1,118	2.267%, 10/1/35, MBS (k)	1,196,704
91	2.322%, 2/1/33, MBS (k)	96,384
109	2.334%, 4/1/32, MBS (k)	110,109
146	2.35%, 2/1/29, MBS (k)	155,449
346	2.354%, 5/1/34, MBS (k)	368,483
258	2.371%, 3/1/32, MBS (k)	261,232
219	2.375%, 1/1/32—10/1/32, MBS (k)	227,892
15	2.464%, 7/1/29, MBS (k)	15,761
10	2.473%, 1/1/33, MBS (k)	9,843
64	2.625%, 10/1/32, MBS (k)	64,478
12	2.643%, 7/1/32, MBS (k)	12,771
13	2.663%, 8/1/32, MBS (k)	14,436
7,300	3.75%, 3/27/19	8,035,022
16	4.50%, 5/15/18, CMO	16,483

6,992	5.50%, 3/15/34—5/15/36, CMO	7,769,557
662	6.00%, 8/15/16—12/15/28, CMO	727,481
294	6.50%, 8/15/16—7/15/31, CMO	331,690
20	7.00%, 4/1/29—6/1/30, MBS	23,922
84	7.50%, 8/15/30, CMO	98,701
	Ginnie Mae,
20	0.507%, 6/20/32, CMO (k)	20,253
2,044	1.625%, 3/20/17—6/20/32, MBS (k)	2,132,342
161	2.00%, 5/20/18—9/20/27, MBS (k)	168,285
35	2.125%, 6/20/22, MBS (k)	37,035
25	2.50%, 1/20/18—9/20/21, MBS (k)	26,624
76	3.00%, 4/20/19—8/20/25, MBS (k)	78,846
3	4.50%, 8/20/18, MBS (k)	3,088
2	6.50%, 5/15/23—12/15/23, MBS	1,990
12,263	SLM Student Loan Trust, 1.739%, 4/25/23, ABS (k)	12,677,118
16,750	Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	18,291,754
840	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	957,112

	Total U.S. Government Agency Securities (cost—$1,336,015,838)	1,351,287,491

CORPORATE BONDS & NOTES—29.5%
Banking—11.0%
9,200	Abbey National Treasury Services PLC, 1.819%, 4/25/14 (k)	9,229,219
563	Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(d)	575,032
600	American Express Bank FSB, 6.00%, 9/13/17	692,020
5,000	Banco Santander Chile, 3.875%, 9/20/22 (a)(d)	4,779,575
10,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/9/22 (a)(d)	9,375,000
	Bank of America Corp.,
8,295	0.571%, 8/15/16 (k)	8,203,067
200	5.00%, 1/15/15	208,034
300	5.00%, 5/13/21	329,173
400	5.45%, 7/15/14	408,901
18,600	5.625%, 7/1/20	21,266,273
20,000	5.70%, 1/24/22	22,850,820
21,700	5.75%, 12/1/17	24,744,250
15,680	Bank of Nova Scotia, 1.65%, 10/29/15 (a)(d)	16,005,846
7,000	BPCE S.A., 1.988%, 2/7/14 (a)(d)(k)	7,000,637
	Citigroup, Inc.,
4,700	1.941%, 5/15/18 (k)	4,881,787
1,550	4.587%, 12/15/15	1,654,436
17,900	6.125%, 5/15/18	20,834,848
12,700	6.375%, 8/12/14	13,087,591
1,900	Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(d)	1,931,341
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(d),
1,600	3.20%, 3/11/15	1,648,757
36,900	4.75%, 1/15/20	40,857,968
6,100	HSBC Holdings PLC, 6.50%, 5/2/36	7,244,153
6,700	ICICI Bank Ltd., 4.75%, 11/25/16 (a)(d)	7,029,653
29,200	Intesa Sanpaolo SpA, 2.638%, 2/24/14 (a)(d)(k)	29,232,324
	JPMorgan Chase & Co.,
35,000	0.857%, 2/26/16 (k)	35,161,980
500	3.15%, 7/5/16	523,441
4,700	JPMorgan Chase Bank N.A., 0.574%, 6/13/16 (k)	4,673,370
6,400	Morgan Stanley, 6.00%, 4/28/15	6,800,365
3,500	Regions Financial Corp., 7.75%, 11/10/14	3,691,695
9,663	UBS AG, 4.875%, 8/4/20	10,848,553
3,000	Wachovia Bank N.A., 6.60%, 1/15/38	3,823,188
7,600	Wachovia Corp., 0.513%, 6/15/17 (k)	7,568,794

		327,162,091

Commercial Services—0.2%
4,700	Stanford University, 4.75%, 5/1/19	5,329,607

Diversified Financial Services—6.8%
	Bear Stearns Cos. LLC,
30,600	6.40%, 10/2/17	35,626,601
19,000	7.25%, 2/1/18	22,768,251
7,000	Corp. Financiera de Desarrollo S.A., 4.75%, 2/8/22 (a)(d)	6,912,500
	Ford Motor Credit Co. LLC,
14,000	8.00%, 6/1/14	14,335,454
17,700	8.70%, 10/1/14	18,663,322
5,000	General Electric Capital Corp., 6.15%, 8/7/37	5,959,495
	HSBC Finance Corp.,
8,000	0.669%, 6/1/16 (k)	7,992,016
19,600	6.676%, 1/15/21	22,862,930
32,250	International Lease Finance Corp., 6.50%, 9/1/14 (a)(d)	33,338,437
8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(d)	8,245,420
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(b)(d)(j) (acquisition cost—$10,780,800; purchased 10/6/10)	10,945,500
	SLM Corp.,
3,400	5.05%, 11/14/14	3,502,000
10,600	5.375%, 5/15/14	10,732,500

		201,884,426

Electric Utilities—0.7%
2,600	Electricite de France, 6.50%, 1/26/19 (a)(d)	3,093,477
10,000	FirstEnergy Corp., 7.375%, 11/15/31	11,451,270
4,500	Toledo Edison Co., 6.15%, 5/15/37	5,185,098

		19,729,845

Healthcare-Services—0.7%
5,000	HCA, Inc., 5.875%, 3/15/22	5,275,000
12,300	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(d)	14,618,070

		19,893,070

Insurance—1.4%
	American International Group, Inc.,
10,000	6.25%, 5/1/36	12,144,010
£455	6.765%, 11/15/17	871,711
$7,200	8.25%, 8/15/18	9,066,794
1,500	Ohio National Financial Services, Inc., 6.375%, 4/30/20 (a)(d)	1,685,771
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	17,720,955

		41,489,241

Investment Companies—0.4%
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	11,119,790

Media—0.4%
11,250	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	11,599,375

Oil & Gas—1.4%
	Gaz Capital S.A. for Gazprom,
4,750	6.212%, 11/22/16	5,259,675
2,000	8.125%, 7/31/14	2,070,000
180	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	184,860
15,000	Petrobras International Finance Co., 5.375%, 1/27/21	14,899,530
4,400	Petrohawk Energy Corp., 7.25%, 8/15/18	4,720,320
2,250	Petroleos Mexicanos, 6.50%, 6/2/41	2,317,284
1,100	Rosneft Finance S.A., 6.25%, 2/2/15	1,156,210
12,300	Southwestern Energy Co., 4.10%, 3/15/22	12,577,180

		43,185,059

Paper & Forest Products—0.4%
9,050	Georgia-Pacific LLC, 8.875%, 5/15/31	13,166,393

Pharmaceuticals—0.6%
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	9,167,784
8,700	Pfizer, Inc., 6.20%, 3/15/19	10,412,108

		19,579,892

Pipelines—0.2%
5,500	Kinder Morgan Energy Partners L.P., 7.30%, 8/15/33	6,629,898

Real Estate—0.1%
2,000	Qatari Diar Finance Co., 5.00%, 7/21/20	2,195,000

Real Estate Investment Trust—0.3%
8,500	Hospitality Properties Trust, 5.00%, 8/15/22	8,827,454

Retail—0.6%
13,746	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)	17,036,312
2,349	Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	2,579,049

		19,615,361

Telecommunications—3.8%
32,100	AT&T, Inc., 5.50%, 2/1/18	36,549,766
	Verizon Communications, Inc.,
5,400	4.50%, 9/15/20	5,829,608
53,000	5.15%, 9/15/23	57,802,224
€9,000	Ziggo Finance BV, 6.125%, 11/15/17	12,557,067

		112,738,665

Tobacco—0.5%
	Altria Group, Inc.,
$1,171	9.25%, 8/6/19	1,559,586
332	9.70%, 11/10/18	443,179
9,700	Reynolds American, Inc., 7.25%, 6/15/37	11,943,348

		13,946,113

	Total Corporate Bonds & Notes (cost—$832,989,821)	878,091,280

MUNICIPAL BONDS—20.1%
California—6.7%
11,000	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	12,716,770
	Bay Area Toll Auth. Rev.,
4,560	5.25%, 4/1/48, Ser. S-4	4,772,222
11,000	6.907%, 10/1/50, Ser. S-3	14,316,280
1,300	6.918%, 4/1/40, Ser. S-1	1,647,113
14,000	7.043%, 4/1/50, Ser. S-1	18,641,980
11,200	Irvine Ranch Water Dist. Rev., Special Assessment, 6.622%, 5/1/40, Ser. B	13,826,736
	Los Angeles Cnty. Metropolitan Transportation Auth. Rev.,
1,850	4.53%, 6/1/22	2,002,440
600	5.735%, 6/1/39	669,492
2,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	3,331,275
	Los Angeles Department of Water & Power Rev.,
6,400	6.166%, 7/1/40	6,911,744
22,500	6.603%, 7/1/50	29,701,800
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27, Ser. J-05	7,586,605
2,000	Napa Valley Unified School Dist., GO, 6.507%, 8/1/43, Ser. B	2,421,020
3,500	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	4,053,910
3,500	Orange Cnty. Local Transportation Auth. Rev., 6.908%, 2/15/41, Ser. A	4,481,435
4,200	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	4,692,954
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	8,002,020
	Riverside Community College Dist., GO, Ser. D-1,
1,550	6.971%, 8/1/35	1,695,979
3,250	7.021%, 8/1/40	3,587,448
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	1,051,760
6,400	San Francisco Public Utilities Commission Water Rev., 5.50%, 11/1/25, Ser. B	7,188,160
	State, GO,
1,200	7.35%, 11/1/39	1,610,940
600	7.50%, 4/1/34	808,650
4,700	7.55%, 4/1/39	6,526,749
10,000	7.625%, 3/1/40	13,928,800
985	Tobacco Securitization Auth. of Northern California Rev., 5.40%, 6/1/27, Ser. A-2	878,807
1,050	Tobacco Securitization Auth. of Southern California Rev., 5.00%, 6/1/37, Ser. A-1	797,433
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	4,095,035
2,750	6.296%, 5/15/50	3,160,163
5,100	6.398%, 5/15/31, Ser. H	6,008,514
7,850	6.548%, 5/15/48, Ser. H	9,615,779

		200,730,013

Colorado—0.2%
6,800	Denver Urban Renewal Auth., Tax Allocation, 5.00%, 12/1/24, Ser. A-1	7,492,172

Illinois—0.1%
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	2,653,354

Louisiana—0.2%
4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	4,611,508

Massachusetts—0.0%
750	Univ. of Massachusetts Building Auth. Rev., 6.423%, 5/1/29	839,205

Michigan—0.0%
1,250	State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,348,537

New Jersey—0.6%
1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	1,433,710
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
200	5.00%, 6/1/29	163,892
21,960	5.00%, 6/1/41	16,219,217

		17,816,819

New York—5.5%
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/27, Ser. D	2,151,260
3,500	5.871%, 11/15/39	3,969,105
12,000	6.814%, 11/15/40	15,184,680
8,650	New York City, GO, 6.246%, 6/1/35, Ser. H-1	9,363,625
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	7,888,399
16,700	4.525%, 11/1/22	18,247,923

5,000	5.267%, 5/1/27, Ser. G-3	5,531,000
12,400	5.572%, 11/1/38	14,204,572
7,500	5.767%, 8/1/36	8,761,275
14,700	5.932%, 11/1/36	15,787,065
	New York City Water & Sewer System Rev.,
3,000	6.124%, 6/15/42	3,247,740
4,750	Second Generation Resolutions, 5.882%, 6/15/44	5,750,350
5,800	Second Generation Resolutions, 6.282%, 6/15/42	6,373,388
	Port Auth. of New York & New Jersey Rev.,
11,600	5.647%, 11/1/40, Ser. 160	13,056,844
2,500	5.859%, 12/1/24, Ser. 158	2,971,450
	State Dormitory Auth. Rev.,
7,500	5.00%, 2/15/37, Ser. D	7,973,475
2,600	5.00%, 2/15/40, Ser. D	2,742,272
4,000	5.051%, 9/15/27	4,324,560
400	5.50%, 3/15/30	452,772
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	10,042,384
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	5,511,168

		163,535,307

Ohio—2.0%
10,500	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	14,272,650
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
21,800	5.875%, 6/1/47	17,326,422
11,825	6.00%, 6/1/42	9,463,193
500	6.50%, 6/1/47	430,400
600	Higher Educational Fac. Commission Rev., Cleveland Clinic Health, 5.00%, 1/1/38	626,238
	State, GO, Ser. Q,
6,015	5.00%, 5/1/26	6,877,671
2,600	5.00%, 5/1/27	2,954,614
6,550	5.00%, 5/1/28	7,392,592

		59,343,780

Pennsylvania—0.3%
600	Economic Dev. Financing Auth. Rev., 6.532%, 6/15/39, Ser. B	658,470
8,500	State Public School Building Auth. Rev., 5.426%, 9/15/26, Ser. B	9,140,390

		9,798,860

Tennessee—0.0%
100	Metropolitan Gov’t of Nashville & Davidson Cnty. Water & Sewer Rev., 6.568%, 7/1/37, Ser. B	121,948

Texas—3.4%
	City Public Service Board of San Antonio Rev.,
7,000	5.808%, 2/1/41	8,280,650
4,600	6.308%, 2/1/37	5,073,570
19,000	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/25	19,785,650
	State, GO, Ser. A,
8,600	4.631%, 4/1/33	8,877,178
3,900	4.681%, 4/1/40	4,032,951
48,600	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	54,570,996

		100,620,995

Washington—0.3%
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	7,537,800

West Virginia—0.8%
29,815	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	23,866,013

	Total Municipal Bonds (cost—$546,800,183)	600,316,311

U.S. TREASURY OBLIGATIONS—19.2%
	U.S. Treasury Inflation Indexed Bonds (h),
35,653	2.125%, 2/15/41	42,680,982
11,528	3.625%, 4/15/28	15,791,222
	U.S. Treasury Notes,
3,700	0.25%, 1/31/15 (i)	3,704,048
112,600	1.00%, 5/31/18 (i)	111,342,033
168,500	1.375%, 6/30/18 (i)	169,059,420
129,800	1.375%, 2/28/19 (i)	128,861,935
95,400	1.50%, 8/31/18 (i)	95,999,970
5,300	2.00%, 2/15/22	5,153,837

	Total U.S. Treasury Obligations (cost—$571,926,146)	572,593,447

MORTGAGE-BACKED SECURITIES—11.9%
	Adjustable Rate Mortgage Trust, CMO (k),
427	2.726%, 11/25/35	367,792
222	4.853%, 1/25/36	206,069
902	4.975%, 11/25/35	841,418
1,695	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO (a)(d)(k)	1,732,816
	American Home Mortgage Assets Trust, CMO (k),
1,291	0.348%, 9/25/46	946,474
1,046	0.368%, 10/25/46	683,688
852	1.059%, 11/25/46	454,653
401	Banc of America Alternative Loan Trust, 16.592%, 9/25/35, CMO (b)(k)	503,055
	Banc of America Funding Trust, CMO (k),
348	0.347%, 10/20/36	251,024
302	0.368%, 4/25/37	206,079
1,394	2.631%, 2/20/36	1,399,667
349	5.436%, 9/20/46	298,104
1,389	Banc of America Mortgage Trust, 5.50%, 9/25/35, CMO	1,377,894
	BCAP LLC Trust, CMO (k),
1,244	0.378%, 5/25/47	926,230
992	2.23%, 7/26/36(a)(d)	964,962
321	2.607%, 2/26/35 (a)(b)(d)(j) (acquisition cost—$320,686; purchased 12/19/13)	320,527
444	4.00%, 2/26/37 (a)(b)(d)(f)(j) (acquisition cost—$433,104; purchased 12/23/13)	434,270
4,700	BCRR Trust, 5.806%, 8/17/45, CMO (a)(d)(k)	5,188,375
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (k),
2,119	2.43%, 10/25/35	2,089,090
324	2.469%, 2/25/36	232,359
2,486	2.484%, 12/25/46	2,060,255
3,050	2.533%, 3/25/35	3,094,501
688	2.642%, 5/25/47	579,698
183	2.692%, 2/25/34	184,088
47	2.694%, 1/25/35	47,135
181	2.78%, 1/25/34	182,676
223	5.189%, 8/25/35	198,541
	Bear Stearns ALT-A Trust, CMO (k),
785	2.457%, 2/25/36	538,504
442	2.484%, 8/25/36	189,761
4,900	2.582%, 6/25/34	3,655,320
156	2.70%, 5/25/35	151,158
260	4.436%, 11/25/36	201,403
15	Bear Stearns Mortgage Securities, Inc., 6.378%, 3/25/31, CMO (k)	15,760
1,927	Bear Stearns Structured Products, Inc. Trust, 2.545%, 1/26/36, CMO (k)	1,476,163
	Chase Mortgage Finance Trust, CMO,
1,471	5.64%, 9/25/36 (k)	1,352,382
265	6.00%, 5/25/37	246,717
	Citigroup Commercial Mortgage Trust, CMO (a)(d)(k),
9,862	5.322%, 12/17/49	10,972,126
15,063	5.858%, 7/17/40	16,363,155
	Citigroup Mortgage Loan Trust, Inc., CMO (k),
300	0.327%, 10/25/46 (a)(b)(d)(j) (acquisition cost—$281,813; purchased 11/21/13)	280,101
578	2.51%, 10/25/35	573,426
248	2.592%, 12/25/35	173,126
109	2.604%, 8/25/35	107,986
1,497	2.841%, 9/25/37	1,258,490
188	6.594%, 11/25/37 (a)(b)(d)(j) (acquisition cost—$158,632; purchased 1/28/14)	160,004
15,147	Commercial Mortgage Trust, 3.156%, 7/10/46, CMO (a)(d)	15,582,493
532	Community Program Loan Trust, 4.50%, 4/1/29, CMO	538,373
	Countrywide Alternative Loan Trust, CMO,
346	0.318%, 12/25/46 (k)	318,132
2,695	0.328%, 11/25/36 (k)	2,292,999
549	0.328%, 1/25/37 (k)	452,991
2,862	0.337%, 2/20/47 (k)	2,145,941
2,815	0.338%, 5/25/47 (k)	2,358,978
105	0.367%, 7/20/46 (k)	63,495
4,414	0.378%, 5/25/35 (k)	3,850,731
2,203	0.418%, 12/25/35 (k)	1,963,110
116	0.428%, 5/25/36 (k)	41,741
975	1.134%, 2/25/36 (k)	841,853
463	4.777%, 6/25/47 (k)	386,566
250	5.344%, 11/25/35 (k)	204,749
288	5.75%, 4/25/47	233,980
718	6.00%, 5/25/37	578,530
966	6.00%, 8/25/37 (k)	805,330
295	6.00%, 8/25/37	239,745
222	6.25%, 11/25/36	195,632
139	6.50%, 12/25/36	112,126
639	6.50%, 8/25/37	463,804
135	19.366%, 7/25/35 (b)(k)	182,369
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
183	0.388%, 5/25/35 (k)	167,711
184	0.458%, 4/25/46 (k)	75,931
1,369	0.478%, 3/25/35 (k)	1,215,280
905	0.498%, 3/25/36 (k)	498,493
862	0.528%, 2/25/35 (k)	742,286

730	0.548%, 2/25/35 (k)	546,869
43	0.698%, 2/25/35 (k)	40,173
905	0.778%, 3/25/35 (k)	809,606
127	2.417%, 2/20/36 (k)	120,971
373	2.624%, 5/20/36 (k)	293,197
313	2.643%, 4/25/35 (k)	86,098
255	5.00%, 10/20/35 (k)	216,162
1,028	5.50%, 7/25/37	917,090
1,149	6.00%, 2/25/37	1,078,613
479	6.00%, 7/25/37	410,382
2,481	6.50%, 11/25/36	2,292,983
	Credit Suisse First Boston Mortgage Securities Corp., CMO (k),
11	0.804%, 3/25/32 (a)(d)	10,306
231	1.308%, 9/25/34	192,330
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO (k),
1,900	2.419%, 4/26/38 (a)(d)	1,868,320
195	3.223%, 8/28/36 (a)(d)	187,753
27,960	5.76%, 9/15/39	31,112,951
	Deutsche ALT-A Securities Mortgage Loan Trust, CMO (k),
236	0.318%, 1/25/47	170,052
977	0.348%, 8/25/47	819,091
173	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.477%, 7/19/45, CMO (k)	32,946
408	First Horizon Alternative Mortgage Securities Trust, 2.211%, 4/25/36, CMO (k)	344,182
1,168	First Horizon Mortgage Pass-Through Trust, 6.25%, 11/25/36, CMO	1,208,239
328	GMAC Mortgage Loan Trust, 2.967%, 11/19/35, CMO (k)	295,514
3,912	Granite Master Issuer PLC, 0.337%, 12/20/54, CMO (k)	3,875,619
	Greenpoint Mortgage Funding Trust, CMO (k),
—(g)	0.238%, 10/25/46	1
409	0.358%, 12/25/46	206,276
	GSR Mortgage Loan Trust, CMO (k),
225	2.649%, 9/25/34	215,095
997	2.65%, 9/25/35	1,006,448
145	2.749%, 4/25/35	140,896
	Harborview Mortgage Loan Trust, CMO (k),
86	0.347%, 1/19/38	72,586
241	0.407%, 1/19/36	166,143
228	0.407%, 1/19/38	72,453
101	0.407%, 9/19/46	15,263
€8,723	Holmes Master Issuer PLC, 1.682%, 10/15/54, CMO (a)(d)(k)	11,792,310
$264	HomeBanc Mortgage Trust, 0.338%, 12/25/36, CMO (k)	229,930
	Impac Secured Assets Trust, CMO (k),
2,374	0.308%, 11/25/36	1,568,182
315	0.328%, 1/25/37	257,218
388	IndyMac INDB Mortgage Loan Trust, 0.458%, 11/25/35, CMO (k)	234,535
	IndyMac Index Mortgage Loan Trust, CMO (k),
134	0.348%, 9/25/46	114,835
620	0.438%, 3/25/35	576,840
211	2.668%, 6/25/35	174,806
3,514	4.606%, 6/25/36	3,391,774
1,231	4.642%, 9/25/35	274,914
2,226	4.656%, 8/25/35	1,879,493
384	4.676%, 11/25/35	321,883
1,994	4.812%, 10/25/35	1,733,577
9,222	JPMorgan Alternative Loan Trust, 0.658%, 6/27/37, CMO (a)(d)(k)	7,817,803
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO,
21,962	2.749%, 11/15/43 (a)(d)	22,601,996
20,000	3.341%, 7/15/46 (a)(d)	20,941,060
22,900	4.106%, 7/15/46 (a)(d)	24,699,619
600	5.336%, 5/15/47	659,765
	JPMorgan Mortgage Trust, CMO (k),
59	2.566%, 1/25/37	51,417
1,387	2.714%, 7/25/35	1,416,159
907	2.834%, 9/25/34	940,810
122	3.208%, 4/25/35	125,831
230	5.087%, 11/25/35	222,946
464	5.127%, 6/25/37	422,691
150	Lehman Mortgage Trust, 5.50%, 11/25/35, CMO	143,413
	Lehman XS Trust (k),
38	0.388%, 8/25/46	2,140
187	0.398%, 11/25/46	24,601
	Luminent Mortgage Trust, CMO (k),
1,460	0.328%, 12/25/36	1,148,339
481	0.358%, 10/25/46	420,438
242	MASTR Adjustable Rate Mortgages Trust, 0.398%, 5/25/37, CMO (k)	164,412
	MASTR Reperforming Loan Trust, CMO (a)(d),
1,903	7.00%, 5/25/35	1,806,691
1,733	8.00%, 7/25/35	1,796,117
99	Mellon Residential Funding Corp., 2.609%, 10/20/29, CMO (k)	100,438
869	Merrill Lynch Alternative Note Asset Trust, 0.458%, 3/25/37, CMO (k)	368,725
	Merrill Lynch Mortgage Investors Trust, CMO (k),
203	1.349%, 7/25/29	203,190

759	1.596%, 10/25/35	747,094
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.894%, 8/12/49, CMO (k)	2,253,317
	Morgan Stanley Capital I Trust, CMO,
37,716	5.332%, 12/15/43	41,262,773
1,100	5.692%, 4/15/49(k)	1,220,910
227	Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.674%, 3/25/33, CMO (k)	228,905
159	Morgan Stanley Re-Remic Trust, 5.50%, 8/26/47, CMO (a)(b)(d)(j) (acquisition cost—$163,577; purchased 1/9/14)	166,643
3,273	NCUA Guaranteed Notes Trust, 0.613%, 10/7/20, CMO (k)	3,294,227
904	Nomura Asset Acceptance Corp., 7.50%, 3/25/34, CMO (a)(d)	979,149
1,409	Nomura Asset Acceptance Corp. Alternative Loan Trust, 5.203%, 2/25/36, CMO (k)	1,188,359
17	Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, 0.418%, 7/25/35, CMO (k)	17,026
	Residential Accredit Loans, Inc., CMO (k),
760	0.328%, 12/25/36	574,854
307	0.358%, 5/25/47	247,045
241	0.368%, 6/25/37	180,339
825	0.408%, 8/25/37	606,863
345	0.458%, 8/25/35	274,011
270	0.558%, 10/25/45	210,048
775	3.213%, 2/25/35	630,160
238	3.651%, 2/25/36	172,430
	Residential Funding Mortgage Securities I, CMO,
2,129	3.428%, 3/25/35 (k)	1,814,043
645	6.00%, 9/25/36	596,244
	Structured Adjustable Rate Mortgage Loan Trust, CMO (k),
950	0.893%, 6/25/34	892,764
997	1.532%, 5/25/35	734,360
258	2.377%, 12/25/35	244,201
132	2.479%, 10/25/34	132,165
344	2.48%, 10/25/36	251,037
12	2.488%, 1/25/36	11,233
6,587	2.681%, 9/25/36	4,238,648
	Structured Asset Mortgage Investments II Trust, CMO (k),
339	0.288%, 3/25/37	269,800
544	0.348%, 6/25/36	443,720
1,062	0.348%, 7/25/46	860,410
1,652	0.358%, 5/25/36	1,251,616
2,400	0.368%, 9/25/47	1,602,350
1,383	0.378%, 5/25/46	792,281
152	0.418%, 5/25/46	30,330
915	0.857%, 3/19/34	853,617
1,179	1.619%, 2/25/36	1,006,107
938	Structured Asset Mortgage Investments Trust, 0.897%, 12/19/33, CMO (k)	904,026
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, CMO (k),
3	1.829%, 5/25/32	3,096
213	2.381%, 2/25/34	210,198
766	Suntrust Adjustable Rate Mortgage Loan Trust, 6.004%, 2/25/37, CMO (k)	657,566
235	Wachovia Mortgage Loan Trust LLC, 5.409%, 10/20/35, CMO (k)	234,025
	WaMu Mortgage Pass-Through Certificates, CMO (k),
19	0.428%, 12/25/45	17,649
589	0.478%, 1/25/45	580,441
487	0.558%, 11/25/34	480,444
459	0.568%, 11/25/45	399,104
2,591	0.578%, 10/25/44	2,487,918
1,340	0.678%, 11/25/34	1,226,496
383	0.885%, 6/25/47	143,692
57	1.338%, 11/25/42	55,480
490	2.283%, 11/25/46	468,160
949	2.419%, 8/25/33	951,480
378	4.212%, 12/25/36	344,007
	Washington Mutual Mortgage Pass-Through Certificates, CMO (k),
737	0.835%, 4/25/47	575,790
454	0.905%, 4/25/47	355,363
183	Wells Fargo Alternative Loan Trust, 2.68%, 7/25/37, CMO (k)	156,788
3,536	Wells Fargo Mortgage-Backed Securities, 2.671%, 3/25/35 (k)	3,582,389
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
404	0.658%, 7/25/37 (k)	356,879
1,215	2.615%, 1/25/35 (k)	1,236,862
440	2.616%, 8/25/34 (k)	460,007
2,401	2.628%, 3/25/36 (k)	2,434,374
7,515	2.637%, 6/25/35 (k)	7,623,797
321	2.712%, 3/25/36 (k)	305,751
515	6.00%, 6/25/37	499,589

	Total Mortgage-Backed Securities (cost—$339,819,736)	354,524,347

SOVEREIGN DEBT OBLIGATIONS—3.9%
Brazil—0.0%
$1,400	Brazilian Development Bank, 3.375%, 9/26/16 (a)(d)	1,422,750

Canada—1.6%
CAD 53,300	Province of Ontario Canada, 2.85%, 6/2/23	46,812,826

China—0.3%
	Export-Import Bank of China,
$4,050	4.875%, 7/21/15 (a)(d)	4,281,445
3,350	4.875%, 7/21/15	3,541,031

		7,822,476

Korea (Republic of)—0.8%
21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	24,603,445

Qatar—1.0%
	Qatar Government International Bond,
3,900	4.00%, 1/20/15 (a)(b)(d)(j) (acquisition cost—$4,008,713; purchased 4/22/10)	4,036,500
10,200	5.25%, 1/20/20 (a)(d)	11,500,500
2,300	6.40%, 1/20/40 (a)(d)	2,656,500
9,500	6.55%, 4/9/19	11,403,800

		29,597,300

Venezuela—0.2%
10,000	Venezuela Government International Bond, 9.25%, 5/7/28	6,350,000

	Total Sovereign Debt Obligations (cost—$119,616,422)	116,608,797

ASSET-BACKED SECURITIES—2.9%
700	Aames Mortgage Investment Trust, 1.358%, 6/25/35 (k)	526,441
	ABFC Trust (k),
325	0.268%, 1/25/37	192,141
271	0.378%, 1/25/37	161,771
206	Access Group, Inc., 1.539%, 10/27/25 (k)	208,308
200	Accredited Mortgage Loan Trust, 0.64%, 9/25/35 (k)	147,440
	ACE Securities Corp. Home Equity Loan Trust (k),
608	0.298%, 7/25/36	466,043
200	0.458%, 2/25/36	155,745
1,000	0.628%, 10/25/35	783,811
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (k),
400	0.608%, 7/25/35	352,445
300	0.608%, 1/25/36	263,489
1,000	0.758%, 8/25/35	974,577
	Amortizing Residential Collateral Trust (k),
44	0.698%, 6/25/32	42,312
73	0.738%, 7/25/32	67,265
149	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, 0.388%, 1/25/36 (k)	99,765
300	Asset Backed Securities Corp. Home Equity Loan Trust, 0.608%, 11/25/35 (k)	241,832
	Asset-Backed Funding Certificates (k),
1,032	0.778%, 4/25/34	1,006,825
425	0.833%, 6/25/35	381,098
580	Bayview Financial Asset Trust, 0.558%, 12/25/39 (a)(d)(f)(k)	490,216
	Bear Stearns Asset-Backed Securities I Trust (k),
200	0.338%, 6/25/47	192,852
192	1.118%, 4/25/35	179,123
	Bear Stearns Asset-Backed Securities Trust (k),
383	0.558%, 9/25/46	310,811
300	0.708%, 6/25/36	246,214
2,270	0.748%, 6/25/43	2,240,396
297	22.974%, 3/25/36 (b)	339,187
1,200	Carrington Mortgage Loan Trust, 0.378%, 1/25/37 (k)	694,144
39	Cendant Mortgage Corp., 5.965%, 7/25/43 (a)(d)(k)	39,641
	Citigroup Mortgage Loan Trust, Inc. (k),
1,700	0.568%, 10/25/35	1,446,861
673	0.618%, 9/25/35	655,575
	Conseco Financial Corp.,
2,631	6.18%, 4/1/30	2,716,920
1,771	6.81%, 12/1/28 (k)	1,889,485
641	6.87%, 4/1/30 (k)	684,836
1,000	7.06%, 2/1/31 (k)	1,031,878
98	7.40%, 6/15/27	99,821
166	7.55%, 1/15/29 (k)	175,963
	Countrywide Asset-Backed Certificates (k),
343	0.258%, 8/25/37	339,349
284	0.278%, 6/25/47	278,489
8,200	0.298%, 7/25/37	5,832,857
1,188	0.308%, 5/25/37	952,046
1,572	0.318%, 5/25/36	1,329,940
582	0.318%, 3/25/37	494,315
651	0.328%, 5/25/37	547,523
398	0.328%, 6/25/47	329,278

800	0.338%, 6/25/47	674,942
400	0.378%, 9/25/37	267,720
3,200	0.378%, 9/25/47	2,361,187
3	0.628%, 11/25/33 (a)(d)	2,507
836	0.638%, 12/25/31	613,961
700	0.678%, 12/25/35	671,962
412	0.758%, 10/25/34	388,900
461	Credit-Based Asset Servicing and Securitization LLC, 0.378%, 7/25/37 (a)(d)(k)	296,176
97	Delta Funding Home Equity Loan Trust, 0.80%, 8/15/30 (k)	78,346
279	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(j) (acquisition cost—$284,861; purchased 12/19/05)	288,091
23	EMC Mortgage Loan Trust, 0.898%, 5/25/40 (a)(d)(k)	20,285
	First Franklin Mortgage Loan Trust (k),
461	0.298%, 12/25/36	271,950
475	0.318%, 4/25/36	377,850
200	0.518%, 11/25/35	121,818
762	0.598%, 4/25/35	761,380
300	0.648%, 9/25/35	272,174
662	0.668%, 9/25/35	651,211
1,000	0.968%, 4/25/35 (a)(d)	932,979
501	1.028%, 9/25/34	436,154
1,418	First NLC Trust, 0.618%, 5/25/35 (k)	1,195,201
6	First Plus Home Loan Owner Trust, 7.32%, 11/10/23 (f)	364
	Fremont Home Loan Trust (k),
1,300	0.328%, 2/25/37	704,552
300	0.428%, 2/25/36	175,265
19	0.948%, 12/25/29	17,748
	GSAMP Trust (k),
282	0.248%, 1/25/37	152,160
1,382	0.278%, 12/25/36	713,900
906	0.308%, 12/25/46	499,554
272	0.388%, 12/25/46	151,180
289	0.398%, 12/25/35	262,136
	Home Equity Loan Trust (k),
800	0.388%, 4/25/37	469,407
500	0.498%, 4/25/37	297,238
	HSI Asset Securitization Corp. Trust (k),
664	0.328%, 12/25/36	295,542
995	0.378%, 12/25/36	447,561
300	JPMorgan Mortgage Acquisition Trust, 0.428%, 4/25/36 (k)	239,059
1,598	Lehman XS Trust, 0.308%, 4/25/37 (k)	1,162,761
	Long Beach Mortgage Loan Trust (k),
600	0.588%, 11/25/35	511,609
669	1.583%, 3/25/32	619,912
	MASTR Asset Securitization Trust (k),
261	0.268%, 8/25/36	132,846
431	0.308%, 8/25/36	220,822
259	0.398%, 8/25/36	134,565
300	0.458%, 1/25/36	269,972
396	0.658%, 10/25/35	265,889
113	Meritage Mortgage Loan Trust, 0.908%, 11/25/35 (k)	107,346
	Merrill Lynch Mortgage Investors Trust (k),
1,447	0.398%, 8/25/37	826,257
300	0.468%, 8/25/36	257,988
1,712	0.608%, 2/25/47	1,138,189
1,158	MESA Trust, 0.958%, 12/25/31 (a)(d)(k)	1,085,503
1,091	Mid-State Capital Corp. Trust, 6.005%, 8/15/37	1,151,078
	Morgan Stanley ABS Capital I, Inc. Trust (k),
367	0.298%, 11/25/36	227,869
386	0.308%, 6/25/36	254,989
496	0.308%, 9/25/36	272,512
1,927	0.308%, 11/25/36	1,150,276
566	0.338%, 3/25/37	298,593
459	0.378%, 11/25/36	287,392
566	0.408%, 3/25/37	301,260
400	1.408%, 7/25/37	239,126
2,000	Morgan Stanley Capital I, Inc., 0.448%, 1/25/36 (k)	1,653,366
400	Morgan Stanley Capital, Inc., 1.148%, 6/25/35 (k)	328,773
392	Morgan Stanley Home Equity Loan Trust, 0.328%, 4/25/37 (k)	236,727
	Morgan Stanley Mortgage Loan Trust,
240	0.388%, 2/25/37 (k)	135,648
411	0.518%, 4/25/37 (k)	235,512
348	5.75%, 11/25/36 (k)	180,502
617	5.965%, 9/25/46	433,923
	New Century Home Equity Loan Trust (k),
629	0.438%, 10/25/35	616,237
1,000	0.608%, 6/25/35	900,616
200	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, 0.568%, 2/25/36 (k)	163,170
234	NovaStar Mortgage Funding Trust, 0.308%, 6/25/36 (k)	133,655
400	Option One Mortgage Loan Asset-Backed Certificates Trust, 0.598%, 11/25/35 (k)	361,396
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (k),
300	0.988%, 1/25/36	254,273

150	1.103%, 2/25/35	148,849
500	1.208%, 10/25/34	402,842
503	People’s Financial Realty Mortgage Securities Trust, 0.298%, 9/25/36 (k)	199,670
	RAAC (k),
200	0.558%, 6/25/47	183,115
600	1.658%, 9/25/47	444,515
	Residential Asset Mortgage Products, Inc.,
310	0.318%, 12/25/36 (k)	287,669
275	0.318%, 2/25/37 (k)	242,181
1,000	0.478%, 1/25/36 (k)	687,740
250	0.588%, 11/25/35 (k)	207,567
357	1.058%, 8/25/34 (k)	333,578
2,466	5.634%, 1/25/34	2,644,900
1,873	5.66%, 7/25/34	1,533,011
	Residential Asset Securities Corp. (k),
1,000	0.328%, 11/25/36	801,632
300	0.428%, 5/25/37	248,573
1,000	0.438%, 6/25/36	772,030
1,600	0.498%, 4/25/37	1,070,392
400	0.538%, 2/25/36	342,171
300	0.578%, 10/25/35	246,369
2,307	0.803%, 3/25/35	2,099,744
77	7.14%, 4/25/32	3,587
164	SACO I, Inc., 0.918%, 11/25/35 (k)	163,547
486	Salomon Mortgage Loan Trust, 1.058%, 11/25/33 (k)	457,312
	Securitized Asset-Backed Receivables LLC Trust (k),
710	0.298%, 5/25/36	396,656
1,112	0.408%, 5/25/36	629,969
386	0.428%, 3/25/36	295,233
190	1.118%, 1/25/36	146,115
559	Soundview Home Equity Loan Trust, 0.338%, 2/25/37 (k)	265,243
	Soundview Home Loan Trust (k),
399	0.268%, 2/25/37	187,182
300	0.983%, 6/25/35	265,937
	South Carolina Student Loan Corp. (k),
590	0.789%, 3/1/18	590,611
3,600	0.989%, 3/2/20	3,598,056
600	1.239%, 9/3/24	603,180
	Specialty Underwriting & Residential Finance Trust (k),
185	0.308%, 9/25/37	104,542
300	0.428%, 4/25/37	163,467
	Structured Asset Investment Loan Trust (k),
330	0.308%, 9/25/36	246,254
1,086	0.348%, 3/25/36	881,145
900	Structured Asset Securities Corp., 0.298%, 9/25/36 (k)	863,872
	Structured Asset Securities Corp. Mortgage Loan Trust (k),
290	0.308%, 9/25/36	230,806
305	0.318%, 3/25/36	291,953
	Wells Fargo Home Equity Trust (k),
1,000	0.788%, 8/25/35	859,696
200	0.788%, 11/25/35	167,705

	Total Asset-Backed Securities (cost—$85,730,714)	85,578,656

SENIOR LOANS—1.0%
Computers & Peripherals—1.0%
29,749	Dell International LLC, 4.50%, 4/29/20, Term B (a)(c) (cost—$29,440,246)	29,657,836

SHORT-TERM INVESTMENTS—1.0%
Repurchase Agreements—0.7%
12,500	Banc of America Securities LLC, dated 1/31/14, 0.04%, due 2/3/14, proceeds $12,500,042; collateralized by U.S. Treasury Notes, 0.625%, due 5/31/17, valued at $12,770,469 including accrued interest	12,500,000
6,200	BNP Paribas Securities Corp., dated 1/31/14, 0.04%, due 2/3/14, proceeds $6,200,021; collateralized by U.S. Treasury Inflation Indexed Notes, 0.375%, due 7/15/23, valued at $6,332,052 including accrued interest	6,200,000
2,936	State Street Bank and Trust Co., dated 1/31/14, 0.00%, due 2/3/14, proceeds $2,936,000; collateralized by Fannie Mae, 2.17%, due 10/17/22, valued at $2,996,352 including accrued interest	2,936,000

	Total Repurchase Agreements (cost—$21,636,000)	21,636,000

U.S. Government Agency Securities—0.2%
6,200	Federal Home Loan Bank Discount Notes, 0.10%, 8/1/14 (l) (cost—$6,196,917)	6,198,152

U.S. Treasury Obligations (i)- 0.1%
2,046	U.S. Treasury Bills, 0.096%-0.135%, 5/29/14-12/11/14 (l)	2,045,137
563	U.S. Treasury Notes, 0.75%, 6/15/14	564,374

	Total U.S. Treasury Obligations (cost—$2,608,712)	2,609,511

	Total Short-Term Investments (cost—$30,441,629)	30,443,663

	Total Investments, before options written (cost—$3,892,780,735) (n)—134.8%	4,019,101,828

Notional Amount (000s)
OPTIONS WRITTEN (m)- (0.3)%
	Call Options—(0.0)%
	5-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index,
$194,600	strike rate 1.30%, expires 3/17/14		(30,571)

	Put Options—(0.3)%
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
11,943,100	strike rate 2.00%, expires 3/31/14		(8,859,391)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
194,600	strike rate 1.90%, expires 3/17/14		(355,807)
252,000	CDX.IG-21 5-Year V1 Index (OTC), strike price $1.20, expires 3/19/14		(48,944)
52,500	U.S. Dollar versus Japanese Yen, (OTC), strike price $97.00, expires 2/26/14		(43,260)

			(9,307,402)

	Total Options Written (premiums received—$26,138,915)		(9,337,973)

	Total Investments, net of options written (cost—$3,866,641,820)	134.5%	4,009,763,855

	Other liabilities in excess of other assets	(34.5)	(1,027,521,887)

	Net Assets	100.0%	$2,982,241,968

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $435,594,960, representing 14.6% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2014.
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2014.
(f)	Fair-Valued—Securities with an aggregate value of $924,850, representing less than 0.05% of net assets.
(g)	Principal amount less than $500.
(h)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or when-issued or delayed-delivery securities.
(j)	Restricted. The aggregate acquisition cost of such securities is $16,432,186. The aggregate value is $16,631,636, representing 0.6% of net assets.
(k)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2014.
(l)	Rates reflect the effective yields at purchase date.
(m)	Non-income producing.
(n)	At January 31, 2014, the cost basis of portfolio securities (before options written) for federal income tax purposes was $3,896,042,991. Gross unrealized appreciation was $148,862,576; gross unrealized depreciation was $25,803,739; and net unrealized appreciation was $123,058,837. The difference between book and tax cost was attributable to wash sale loss deferrals and sale-buyback adjustments.
(o)	Futures contracts outstanding at January 31, 2014:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	10-Year U.S. Treasury Note Futures	2	$252	3/20/14	$904
	90-Day EURIBOR Futures	2,611	876,094	12/14/15	2,451,794
	Financial Futures Euro-90 day	3,000	745,462	6/15/15	2,582,977
	Financial Futures Euro-90 day	3,768	934,558	9/14/15	2,207,257
	Financial Futures Euro-90 day	3,332	824,545	12/14/15	558,651
Short:	10-Year Deliverable Interest Rate Swap Futures	(410)	(42,454)	3/17/14	(772,534)

					$7,029,049

(p)	At January 31, 2014, the Portfolio pledged cash collateral of $6,860,000 for futures contracts.
(q)	Transactions in options written for the three months ended January 31, 2014:

	Contracts	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2013	536	$12,874,000	$26,745,555
Options written	—	52,500	242,392
Options expired	(536)	(289,700)	(849,032)

Options outstanding, January 31, 2014	—	$12,636,800	$26,138,915

(r)	Credit default swap agreements outstanding at January 31, 2014:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Made	Value(5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Macy’s	$5,000	0.16%	9/20/15	(7.06)%	$(613,154)	$—	$(613,154)
Deutsche Bank:
Altria Group, Inc.	4,500	0.55%	3/20/19	(1.46)%	(210,928)	—	(210,928)
Morgan Stanley:
Altria Group, Inc.	1,500	0.52%	12/20/18	(1.55)%	(76,822)	—	(76,822)

					$(900,904)	$—	$(900,904)

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank:
BP Capital Markets	€8,200	0.52%	12/20/18	1.00%	$266,991	$217,741	$49,250
Goldman Sachs:
Bank of America Corp.	$30,000	0.74%	3/20/18	1.00%	351,424	(316,073)	667,497
California State Municipal Bond	25,000	0.88%	12/20/18	1.60%	866,148	—	866,148
California State Municipal Bond	11,000	0.88%	12/20/18	1.75%	458,015	—	458,015
Connecticut State Municipal Bond	9,000	1.08%	3/20/21	1.60%	307,270	—	307,270

					$2,249,848	$(98,332)	$2,348,180

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(s)	Interest rate swap agreements outstanding at January 31, 2014:

OTC swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Swap Counterparty			Payments Made	Payments Received
Bank of America	MXN 40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	$349,886	$—	$349,886
Barclays Bank	189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	466,334	(35)	466,369
Barclays Bank	BRL 34,400	1/2/17	BRL-CDI-Compounded	8.18%	(1,370,707)	(45,824)	(1,324,883)
Deutsche Bank	61,000	1/2/17	BRL-CDI-Compounded	8.29%	(2,362,010)	(71,953)	(2,290,057)
HSBC Bank	MXN 99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	243,738	(6,855)	250,593
Morgan Stanley	BRL 13,600	1/2/17	BRL-CDI-Compounded	8.22%	(535,004)	(20,529)	(514,475)
UBS	143,900	1/2/17	BRL-CDI-Compounded	8.90%	(4,550,190)	—	(4,550,190)

					$(7,757,953)	$(145,196)	$(7,612,757)

Centrally cleared swap agreements:

	Notional		Rate Type
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Depreciation
Barclays Bank (CME)	$331,600	12/18/43	3.50%	3-Month USD-LIBOR	$5,150,303	$(8,671,587)
Credit Suisse First Boston (CME)	¥7,290,000	9/18/23	1.00%	6-Month JPY-LIBOR	(1,656,207)	(108,343)
Credit Suisse First Boston (CME)	$309,700	12/18/23	3.00%	3-Month USD-LIBOR	(7,446,413)	(13,618,561)
Deutsche Bank (CME)	200,000	12/18/43	3.50%	3-Month USD-LIBOR	3,106,335	(3,733,665)

					$(845,982)	$(26,132,156)

(t)	Forward foreign currency contracts outstanding at January 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
42,661,000 Australian Dollar settling 2/4/14	Bank of America	$37,736,428	$37,334,783	$(401,645)
42,661,000 Australian Dollar settling 3/4/14	Barclays Bank	37,483,192	37,264,392	(218,800)
4,944,774 Brazilian Real settling 2/4/14	Barclays Bank	2,037,989	2,049,010	11,021
4,944,774 Brazilian Real settling 3/6/14	Barclays Bank	2,066,177	2,032,900	(33,277)
4,944,774 Brazilian Real settling 2/4/14	Morgan Stanley	2,100,226	2,049,010	(51,216)
78,245,000 Euro settling 2/4/14	Citigroup	107,717,466	105,528,994	(2,188,472)
71,593,000 Euro settling 3/4/14	Credit Suisse First Boston	97,793,532	96,558,160	(1,235,372)
816,000 Euro settling 3/4/14	Deutsche Bank	1,117,192	1,100,547	(16,645)
2,985,000 Euro settling 2/4/14	JPMorgan Chase	4,067,639	4,025,868	(41,771)
72,715,301 Mexican Peso settling 3/6/14	Morgan Stanley	5,504,773	5,424,146	(80,627)
Sold:
42,661,000 Australian Dollar settling 2/4/14	Barclays Bank	37,553,924	37,334,783	219,141
4,944,774 Brazilian Real settling 2/4/14	Barclays Bank	2,081,134	2,049,010	32,124
4,944,774 Brazilian Real settling 2/4/14	Morgan Stanley	2,037,989	2,049,010	(11,021)
51,823,000 Canadian Dollar settling 3/20/14	Citigroup	48,829,047	46,480,958	2,348,089
71,593,000 Euro settling 2/4/14	Credit Suisse First Boston	97,796,038	96,557,444	1,238,594
9,637,000 Euro settling 2/4/14	Deutsche Bank	13,175,513	12,997,417	178,096
70,500,000 Japanese Yen settling 2/18/14	Bank of America	693,255	690,070	3,185

				$(248,596)

(u)	At January 31, 2014, the Portfolio held $25,117,000 in cash and U.S. Treasury Obligations valued at $3,691,758 as collateral and pledged cash collateral of $37,348,000 for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.
(v)	The weighted average daily balance of reverse repurchase agreements during the three months ended January 31, 2014 was $126,083,125, at a weighted average interest rate of 0.16%. There were no open reverse repurchase agreements at January 31, 2014.
(w)	The weighted average borrowing for sale-buybacks during the three months ended January 31, 2014 was $62,215,547 at a weighted average interest rate of 0.12%. There were no open sale-buybacks at January 31, 2014.

Glossary:

ABS—Asset-Backed Securities

BRL—Brazilian Real

£—British Pound

CAD—Canadian Dollar

CDI—Inter-Bank Deposit Certificate

CDX.IG—Credit Derivatives Index Investment Grade

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

CP—Certificates of Participation

EURIBOR—Euro Inter-Bank Offered Rate

€—Euro

GO—General Obligation Bond

JPY/¥—Japanese Yen

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

MXN—Mexican Peso

OTC—Over-the-Counter

TBA—To Be Announced

TIIE—Inter-Bank Equilibrium Interest Rate

Schedule of Investments

Fixed Income SHares: Series R

January 31, 2014 (unaudited)

Principal Amount (000s)		Value*
U.S. TREASURY OBLIGATIONS—126.5%
	U.S. Treasury Inflation Indexed Bonds (f),
$927	0.125%, 1/15/22	$916,493
8,414	0.625%, 2/15/43	7,002,652
43,500	1.75%, 1/15/28	48,450,997
29,944	2.00%, 1/15/26	34,388,988
1,040	2.375%, 1/15/27	1,242,815
35,389	2.50%, 1/15/29	43,229,772
	U.S. Treasury Inflation Indexed Notes (f),
317	0.125%, 4/15/16 (g)	326,755
3,899	0.125%, 4/15/17 (e)	4,040,182
44,664	0.125%, 4/15/18 (e)(g)(h)	46,157,284
6,790	0.125%, 7/15/22	6,705,040
4,645	0.125%, 1/15/23	4,529,001
23,736	0.375%, 7/15/23	23,675,522
11,301	0.50%, 4/15/15 (e)	11,568,450
3,102	0.625%, 7/15/21	3,230,512
1,545	1.125%, 1/15/21	1,660,273
22,025	1.25%, 4/15/14 (e)	22,156,241
38,366	1.25%, 7/15/20 (e)(h)	41,920,427
323	1.375%, 1/15/20	354,054
15,024	1.625%, 1/15/15 (e)	15,479,331
3,115	1.875%, 7/15/15 (e)(g)	3,285,526
8,295	1.875%, 7/15/19 (e)	9,363,433
22,053	2.625%, 7/15/17 (e)	24,992,142
	U.S. Treasury Notes,
600	0.25%, 1/15/15 (g)	600,656
600	0.25%, 1/31/15	600,656

	Total U.S. Treasury Obligations (cost—$362,264,945)	355,877,202

CORPORATE BONDS & NOTES—11.3%
Airlines—1.8%
5,000	United Airlines, Inc., 6.75%, 9/15/15 (a)(d)	5,162,500

Banking—2.0%
	Ally Financial, Inc. (i),
700	2.439%, 12/1/14	705,896
3,200	3.439%, 2/11/14	3,213,216
€400	Bank of America Corp., 0.752%, 7/22/14 (i)	540,210
	CIT Group, Inc. (a)(d),
$300	4.75%, 2/15/15	309,750
700	5.25%, 4/1/14	705,775

		5,474,847

Chemicals—0.4%
1,000	RPM International, Inc., 6.50%, 2/15/18	1,155,392

Diversified Financial Services—1.0%
1,800	Credit Agricole Home Loan SFH, 0.987%, 7/21/14 (a)(d)(i)	1,805,532
500	International Lease Finance Corp., 6.50%, 9/1/14 (a)(d)	516,875
590	SLM Corp., 2.964%, 3/17/14 (i)	588,271

		2,910,678

Insurance—3.8%
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	3,948,465
6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	6,591,331

		10,539,796

Media—1.8%
5,000	DISH DBS Corp., 6.625%, 10/1/14	5,181,250

Oil & Gas—0.5%
1,440	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	1,478,880

	Total Corporate Bonds & Notes (cost—$29,914,989)	31,903,343

SOVEREIGN DEBT OBLIGATIONS—10.2%
Australia—3.0%
AUD 5,100	Australia Government Bond, 5.50%, 4/21/23	5,011,900
	New South Wales Treasury Corp. (f),
300	2.50%, 11/20/35, Ser. CI-B2	305,282
2,900	2.75%, 11/20/25, Ser. CI-B1	3,189,490

		8,506,672

Germany—0.4%
€847	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18 (f)	1,197,960

Ireland—0.4%
$900	VEB Finance PLC for Vnesheconombank, 5.45%, 11/22/17 (a)(d)	951,750

Italy—3.2%
	Italy Buoni Poliennali Del Tesoro (f),
€3,023	1.70%, 9/15/18	4,126,304
1,387	2.10%, 9/15/16	1,933,688
463	2.10%, 9/15/17	644,936
1,512	2.10%, 9/15/21	2,029,125
211	3.10%, 9/15/26	295,644

		9,029,697

Mexico—2.8%
MXN 33,700	Mexican Bonos, 6.50%, 6/9/22, Ser. M	2,535,480
	Mexican Bonos de Proteccion al Ahorro (f)(i),
1,200	3.57%, 6/29/17	89,253
70,200	4.01%, 1/30/20	5,298,293

		7,923,026

New Zealand—0.4%
NZD 1,200	New Zealand Government Bond, 3.00%, 9/20/30 (b)(f)	993,744

	Total Sovereign Debt Obligations (cost—$28,680,413)	28,602,849

MORTGAGE-BACKED SECURITIES—8.0%
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (i),
$23	2.21%, 8/25/35	23,299
18	2.533%, 3/25/35	18,086
70	2.60%, 3/25/35	72,076
	Citigroup Mortgage Loan Trust, Inc., CMO (i),
28	2.20%, 9/25/35	28,043
47	2.29%, 9/25/35	46,377
665	2.841%, 9/25/37	559,329
25	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%, 12/11/49, CMO	25,077
4,901	Commercial Mortgage Trust, 3.156%, 7/10/46, CMO (a)(d)	5,041,395
	Countrywide Alternative Loan Trust, CMO (i),
2,189	0.352%, 12/20/46	1,634,417
500	1.134%, 2/25/36	431,719
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (i),
19	0.498%, 6/25/35 (a)(d)	17,012
685	2.518%, 4/20/35	706,919
£658	Granite Mortgages PLC, 0.844%, 3/20/44, CMO (i)	1,076,408
$100	GSR Mortgage Loan Trust, 2.65%, 9/25/35, CMO (i)	100,645
650	Merrill Lynch Mortgage Investors Trust, 1.596%, 10/25/35, CMO (i)	640,366
	NCUA Guaranteed Notes Trust, CMO,
3,696	0.533%, 11/6/17 (i)	3,705,470
7,008	2.65%, 10/29/20	7,234,693
352	Residential Accredit Loans, Inc., 0.338%, 6/25/46, CMO (i)	170,077
AUD 655	Swan Trust, 3.903%, 4/25/41, CMO (i)	578,639
$362	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO (i)	366,793

	Total Mortgage-Backed Securities (cost—$21,691,929)	22,476,840

ASSET-BACKED SECURITIES—0.8%
271	Ares VIR CLO Ltd., 0.469%, 3/12/18 (a)(d)(i)	271,091
298	Bear Stearns Asset-Backed Securities I Trust, 1.158%, 10/25/37 (i)	282,617
358	Citigroup Mortgage Loan Trust, Inc., 0.238%, 1/25/37 (i)	185,548
255	JPMorgan Mortgage Acquisition Corp., 0.648%, 7/25/35 (i)	254,355
€320	Magi Funding PLC, 0.591%, 4/11/21 (a)(d)(i)	426,426
$168	Massachusetts Educational Financing Auth., 1.189%, 4/25/38 (i)	169,394
161	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, 0.578%, 6/25/35 (i)	160,781
372	Saxon Asset Securities Trust, 4.034%, 6/25/33	378,756
€168	Wood Street CLO II BV, 0.587%, 3/29/21 (a)(d)(i)	223,423

	Total Asset-Backed Securities (cost—$2,366,457)	2,352,391

U.S. GOVERNMENT AGENCY SECURITIES (i)—0.2%
	Fannie Mae,
$218	0.603%, 2/25/37, CMO		217,963
9	1.35%, 10/1/44, MBS		9,736
	Freddie Mac, MBS,
130	2.087%, 7/1/36		137,593
132	2.138%, 9/1/36		139,949

	Total U.S. Government Agency Securities (cost—$489,740)		505,241

SENIOR LOANS—0.1%
Electric Utilities—0.1%
209	AES Corp., 3.75%, 6/1/18, Term B (a)(c) (cost—$208,082)		210,640

SHORT-TERM INVESTMENTS—2.5%
Repurchase Agreements—2.0%
5,000	BNP Paribas Securities Corp., dated 1/31/14, 0.04%, due 2/3/14, proceeds $5,000,017; collateralized by U.S. Treasury Inflation Indexed Notes, 0.375%, due 7/15/23, valued at $5,106,529 including accrued interest		5,000,000
500	State Street Bank and Trust Co., dated 1/31/14, 0.00%, due 2/3/14, proceeds $500,000; collateralized by Freddie Mac, 2.08%, due 10/17/22, valued at $513,918 including accrued interest		500,000

	Total Repurchase Agreements (cost—$5,500,000)		5,500,000

U.S. Treasury Obligations (g)— 0.5%
1,220	U.S. Treasury Bills, 0.044%-0.132%, 2/6/14-12/11/14 (j)		1,219,492
300	U.S. Treasury Notes, 0.25%, 12/15/14		300,316

	Total U.S. Treasury Obligations (cost—$1,519,543)		1,519,808

	Total Short-Term Investments (cost—$7,019,543)		7,019,808

Contracts/ Notional Amount (000s)
OPTIONS PURCHASED (k)—0.0%
	Put Options—0.0%
	30-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index,
7,000	strike rate 3.875%, expires 4/14/14 (cost-$355,950)		53,096

	Total Investments, before options written (cost—$452,992,048) (l)-159.6%		449,001,410

OPTIONS WRITTEN (k)—(0.1)%
	Call Options—(0.0)%
	5-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index,
30,900	strike rate 1.30%, expires 3/17/14		(4,854)
90	U.S. Treasury 5-Year Note 6 Futures, (CBOT), strike price $120.00, expires 5/23/14		(55,997)

			(60,851)

	Put Options—(0.1)%
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
73,800	strike rate 2.00%, expires 3/31/14		(54,745)
93	3-Year EURODOLLAR Mid Curve Futures, (CME), strike price $97.375, expires 3/14/14		(12,788)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
30,900	strike rate 1.90%, expires 3/17/14		(56,498)
29,500	strike rate 2.85%, expires 4/14/14		(3,832)
	Inflation Floor CPURNSA Index (OTC), Exercise Index=Maximum of ((1+0.00%)^10-(Index Final/Index Initial)) or $0,
1,800	strike index 0.001, expires 1/22/18		(10,089)
32,200	strike index 216.687, expires 4/7/20		(32,377)
1,500	strike index 217.965, expires 9/29/20		(1,454)
1,500	Inflation Floor CPURNSA Index (OTC), Exercise Index=Maximum of (0.00%-(Index Final/Index Initial-1)) or $0, strike index 215.949, expires 3/10/20		(1,107)

			(172,890)

	Total Options Written (premiums received—$1,096,091)		(233,741)

	Total Investments, net of options written (cost—$451,895,957)	159.5%	448,767,669

	Other liabilities in excess of other assets	(59.5)	(167,415,899)

	Net Assets	100.0%	$281,351,770

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $23,712,380, representing 8.4% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2014.
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2014.
(f)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(i)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2014.
(j)	Rates reflect the effective yields at purchase date.
(k)	Non-income producing.
(l)	At January 31, 2014, the cost basis of portfolio securities (before options written) for federal income tax purposes was $469,070,515. Gross unrealized appreciation was $5,089,037; gross unrealized depreciation was $25,158,142; and net unrealized depreciation was $20,069,105. The difference between book and tax cost was attributable to wash sale loss deferrals and sale-buyback adjustments.
(m)	Futures contracts outstanding at January 31, 2014:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	5-Year U.S. Treasury Note Futures	622	$75,029	3/31/14	$(184,452)
	10-Year U.S. Treasury Note Futures	44	5,533	3/20/14	1,317
	Financial Futures Euro-90 day	69	17,114	9/14/15	14,330
	Financial Futures Euro-90 day	802	197,933	3/14/16	(380,759)

					$(549,564)

(n)	At January 31, 2014, the Portfolio pledged cash collateral of $1,194,000 for futures contracts.
(o)	Transactions in options written for the three months ended January 31, 2014:

	Contracts	Notional Amount (000s)	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2013	93	$262,500	€56,000	$1,638,067
Options written	90	—	—	55,429
Options expired	—	(60,400)	(28,000)	(539,840)
Options exercised	—	—	(28,000)	(57,565)

Options outstanding, January 31, 2014	183	$202,100	—	$1,096,091

(p)	Credit default swap agreements outstanding at January 31, 2014:

OTC buy protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Made	Value(5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Marsh & McLennan Cos., Inc.	$3,000	0.45%	6/20/19	(0.90)%	$(73,966)	$—	$(73,966)
Goldman Sachs:
RPM International, Inc.	1,000	0.56%	3/20/18	(1.50)%	(39,904)	—	(39,904)

					$(113,870)	$—	$(113,870)

OTC sell protection swap agreements(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(4)	Credit Spread(3)	Termination Date	Payments Received	Value(5)	Upfront Premiums Received	Unrealized Appreciation
Bank of America:
Brazilian Government International Bond	$100	2.04%	3/20/19	1.00%	$(4,852)	$(5,135)	$283
Deutsche Bank:
Brazilian Government International Bond	2,400	2.04%	3/20/19	1.00%	(116,464)	(121,067)	4,603
HSBC Bank:
Petrobras International Finance Co.—Pifco	2,000	1.57%	9/20/15	1.00%	(16,003)	(63,728)	47,725
JPMorgan Chase:
Brazilian Government International Bond	900	2.04%	3/20/19	1.00%	(43,674)	(45,809)	2,135
Morgan Stanley:
Brazilian Government International Bond	2,500	2.04%	3/20/19	1.00%	(121,317)	(127,248)	5,931

					$(302,310)	$(362,987)	$60,677

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(q)	Interest rate swap agreements outstanding at January 31, 2014:

OTC swap agreements:

Swap Counterparty	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
			Payments Made	Payments Received
Bank of America	€1,500	7/25/21	1-Month EUR-FRCPXTOB Index	1.95%	$59,746	$3,676	$56,070
BNP Paribas	5,600	7/25/21	1.95%	6-Month EUR-LIBOR	223,050	70,570	152,480
BNP Paribas	$8,900	7/15/22	2.50%	3-Month USD-CPURNSA Index	(239,932)	91,330	(331,262)
BNP Paribas	€5,500	10/8/23	1-Month EUR-FRCPXTOB Index	2.11%	259,975	26,797	233,178
Citigroup	$15,000	7/15/17	2.25%	3-Month USD-CPURNSA Index	(390,710)	3,600	(394,310)
Citigroup	€900	4/1/21	1-Month EUR-FRCPXTOB Index	2.15%	64,197	14,046	50,151

Citigroup	1,300	7/25/21	1-Month EUR-FRCPXTOB Index	1.95%	51,780	1,825	49,955
Deutsche Bank	$11,800	11/5/16	1.86%	3-Month USD-CPURNSA Index	(31,428)	—	(31,428)
Deutsche Bank	8,200	1/28/17	2.36%	3-Month USD-CPURNSA Index	(216,972)	—	(216,972)
Deutsche Bank	€1,000	4/1/21	1-Month EUR-FRCPXTOB Index	2.15%	71,331	22,022	49,309
Deutsche Bank	$5,000	7/15/22	2.50%	3-Month USD-CPURNSA Index	(134,793)	102,720	(237,513)
Deutsche Bank	€5,600	7/25/23	1-Month EUR-FRCPXTOB Index	1.95%	159,014	47,448	111,566
Goldman Sachs	$3,900	4/15/16	1.73%	3-Month USD-CPURNSA Index	(15,002)	—	(15,002)
Goldman Sachs	23,000	4/15/16	1.73%	3-Month USD-CPURNSA Index	(88,476)	(48,721)	(39,755)
Goldman Sachs	BRL 44,100	1/2/17	BRL-CDI-Compounded	8.30%	(1,671,661)	21,518	(1,693,179)
Goldman Sachs	100	1/2/17	BRL-CDI-Compounded	10.91%	(1,205)	(27)	(1,178)
Goldman Sachs	$5,300	4/15/18	2.03%	3-Month USD-CPURNSA Index	(38,377)	—	(38,377)
Goldman Sachs	€5,200	4/1/21	1-Month EUR-FRCPXTOB Index	2.15%	370,920	67,598	303,322
JPMorgan Chase	BRL 18,900	1/2/15	BRL-CDI-Compounded	7.90%	(238,566)	(67,479)	(171,087)
Morgan Stanley	1,700	1/2/17	BRL-CDI-Compounded	8.22%	(66,876)	(90)	(66,786)
Royal Bank of Scotland	$7,800	10/31/16	1.93%	3-Month USD-CPURNSA Index	(37,922)	—	(37,922)
Royal Bank of Scotland	9,700	7/15/17	2.25%	3-Month USD-CPURNSA Index	(252,660)	27,917	(280,577)
Royal Bank of Scotland	27,000	7/15/17	2.25%	3-Month USD-CPURNSA Index	(703,279)	(50,400)	(652,879)
UBS	BRL 39,800	1/2/17	BRL-CDI-Compounded	8.15%	(1,601,506)	(39,489)	(1,562,017)

					$(4,469,352)	$294,861	$(4,764,213)

Centrally cleared swap agreements:

			Rate Type			Unrealized
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Barclays Bank (CME)	¥310,000	9/18/23	1.00%	6-Month JPY-LIBOR	$(70,557)	$(26,147)
Barclays Bank (CME)	$2,900	6/19/43	2.75%	3-Month USD-LIBOR	465,802	292,037
Barclays Bank (CME)	7,000	12/18/43	3.50%	3-Month USD-LIBOR	108,721	(162,849)
Citigroup (CME)	30,700	12/18/43	3.50%	3-Month USD-LIBOR	476,822	(846,468)
Credit Suisse First Boston (CME)	¥810,000	9/18/23	1.00%	6-Month JPY-LIBOR	(184,527)	(136,780)
Credit Suisse First Boston (CME)	€3,400	1/29/24	2.00%	3-Month USD-LIBOR	(48,015)	(20,414)
Credit Suisse First Boston (CME)	$7,600	12/18/43	3.50%	3-Month USD-LIBOR	118,040	(164,827)
Deutsche Bank (CME)	€24,600	1/17/16	0.55%	3-Month USD-LIBOR	(77,026)	(47,062)
Morgan Stanley (CME)	¥620,000	9/18/23	1.00%	6-Month JPY-LIBOR	(141,166)	(104,162)
Morgan Stanley (CME)	$19,700	6/19/43	2.75%	3-Month USD-LIBOR	3,164,239	1,983,835

					$3,812,333	$767,163

(r)	Forward foreign currency contracts outstanding at January 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
328,000 Australian Dollar settling 3/4/14	Bank of America	$286,343	$286,508	$165
12,397,000 Australian Dollar settling 2/4/14	Barclays Bank	10,912,918	10,849,237	(63,681)
7,142,753 Brazilian Real settling 2/4/14	Barclays Bank	2,943,887	2,959,806	15,919
7,142,753 Brazilian Real settling 3/6/14	Barclays Bank	2,984,603	2,936,534	(48,069)
7,142,753 Brazilian Real settling 2/4/14	Morgan Stanley	3,033,789	2,959,806	(73,983)
174,000 British Pound settling 3/12/14	Barclays Bank	285,656	285,962	306
453,000 Euro settling 2/4/14	Citigroup	615,889	610,961	(4,928)
8,032,000 Euro settling 2/4/14	Credit Suisse First Boston	10,971,712	10,832,755	(138,957)
6,827,000 Euro settling 2/4/14	Deutsche Bank	9,332,233	9,207,572	(124,661)
Sold:
12,397,000 Australian Dollar settling 2/4/14	Bank of America	10,965,952	10,849,237	116,715

12,397,000 Australian Dollar settling 3/4/14	Barclays Bank	10,892,364	10,828,782	63,582
7,142,753 Brazilian Real settling 2/4/14	Barclays Bank	3,006,209	2,959,806	46,403
7,142,753 Brazilian Real settling 2/4/14	Morgan Stanley	2,943,886	2,959,806	(15,920)
823,000 British Pound settling 3/12/14	Barclays Bank	1,346,587	1,352,566	(5,979)
681,000 Canadian Dollar settling 3/20/14	Citigroup	641,657	610,801	30,856
15,238,000 Euro settling 2/4/14	Citigroup	20,977,682	20,551,483	426,199
8,032,000 Euro settling 3/4/14	Credit Suisse First Boston	10,971,431	10,832,835	138,596
74,000 Euro settling 2/4/14	JPMorgan Chase	100,840	99,804	1,036
42,754,000 Japanese Yen settling 2/18/14	HSBC Bank	430,547	418,486	12,061
35,309,000 Mexican Peso settling 3/6/14	HSBC Bank	2,711,780	2,633,850	77,930
58,001,856 Mexican Peso settling 3/6/14	Morgan Stanley	4,390,919	4,326,607	64,312
1,200,000 New Zealand Dollar settling 3/4/14	HSBC Bank	970,923	968,436	2,487
1,209,000 New Zealand Dollar settling 2/4/14	UBS	984,731	977,598	7,133
701,133 South African Rand settling 4/15/14	Citigroup	64,794	62,417	2,377

				$529,899

(s)	At January 31, 2014, the Portfolio held $247,000 in cash as collateral and pledged cash collateral of $4,981,000 for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.
(t)	Open reverse repurchase agreements at January 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Royal Bank of Scotland	0.06%	1/24/14	2/6/14	$103,752	$103,750
	0.06	1/28/14	2/4/14	1,508,015	1,508,000
	0.07	1/27/14	2/10/14	1,556,271	1,556,250

					$3,168,000

(u)	The weighted average daily balance of reverse repurchase agreements during the three months ended January 31, 2014 was $36,731,507, at a weighted average interest rate of 0.12%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at January 31, 2014 was $3,185,409.
(v)	The weighted average borrowing for sale-buybacks during the three months ended January 31, 2014 was $144,153,884 at a weighted average interest rate of 0.14%.

Glossary:

AUD—Australian Dollar

BRL—Brazilian Real

£—British Pound

CBOT—Chicago Board of Trade

CDI—Inter-Bank Deposit Certificate

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

CPURNSA—Consumer Price All Urban Non-Seasonally Adjusted Index

EUR/€—Euro

FRCPXTOB—France CPI ex-Tobacco Index

JPY/¥—Japanese Yen

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

MXN—Mexican Peso

NZD—New Zealand Dollar

OTC—Over-the-Counter

Schedule of Investments

Fixed Income SHares: Series TE

January 31, 2014 (unaudited)

Principal Amount (000s)		Value*
MUNICIPAL BONDS—80.6%
Arizona—4.3%
$1,000	Phoenix Civic Improvement Corp. Rev., 5.00%, 7/1/28, Ser. A	$1,063,530
1,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 12/1/30, Ser. A	1,108,960
175	State Univ. Rev., 5.00%, 7/1/25, Ser. A	198,879
1,000	Water Infrastructure Finance Auth. Rev., 4.25%, 10/1/19, Ser. A	1,158,560

		3,529,929

Arkansas—0.4%
260	Univ. of Arkansas Rev., 5.00%, 5/1/26	293,244

California—9.9%
2,000	Bay Area Toll Auth. Rev., 5.00%, 4/1/38, Ser. S-4	2,098,740
1,000	Bay Area Water Supply & Conservation Agcy. Rev., 5.00%, 10/1/26, Ser. A	1,143,540
500	Contra Costa Transportation Auth. Rev., 5.00%, 3/1/25, Ser. B	578,240
400	East Bay Municipal Utility Dist. Rev., 5.00%, 6/1/22, Ser. B	482,712
	Health Facs. Financing Auth. Rev.,
1,000	St. Joseph Health System, 5.00%, 7/1/43, Ser. D (a)	1,156,190
500	Sutter Health, 5.25%, 8/15/22, Ser. A	564,685
100	Irvine, Special Assessment, 4.00%, 9/2/21	107,854
730	Los Angeles, GO, 5.00%, 9/1/22, Ser. B	866,802
250	Los Angeles Cnty. Public Works Financing Auth. Rev., 5.00%, 8/1/42	256,430
500	Los Angeles Department of Airports Rev., 5.00%, 5/15/29, Ser. B	551,205
200	San Francisco Bay Area Rapid Transit Dist. Rev., 5.00%, 7/1/24	226,510
100	Statewide Communities Dev. Auth. Rev., Sutter Health, 5.00%, 8/15/23, Ser. A	112,942

		8,145,850

Colorado—3.8%
500	Denver City & Cnty. School Dist. No. 1, GO, 5.00%, 12/1/26, Ser. B	569,505
2,125	Health Facs. Auth. Rev., Childrens Hospital, 5.00%, 12/1/33, Ser. A	2,217,055
250	State Board of Governors Rev., 5.00%, 3/1/18, Ser. A	287,427

		3,073,987

Florida—5.1%
1,300	Broward Cnty. Airport System Rev., 5.00%, 10/1/37, Ser. Q-1	1,340,456
555	Miami-Dade Cnty. Water & Sewer System Rev., 5.00%, 10/1/28, Ser. B	611,210
1,800	Municipal Power Agcy. Rev., St. Lucie Project, 5.00%, 10/1/26, Ser. A	1,976,076
250	State, GO, 5.00%, 7/1/25, Ser. B	288,303

		4,216,045

Georgia—1.3%
1,000	Atlanta Department of Aviation Rev., 5.00%, 1/1/42, Ser. B	1,033,580

Kansas—2.5%
2,000	Dev. Finance Auth. Rev., Adventist Health, 5.00%, 11/15/34, Ser. A	2,080,960

Massachusetts—5.4%
1,150	Bay Transportation Auth. Rev., 5.50%, 7/1/18, Ser. C	1,375,227
	School Building Auth. Rev.,
100	5.00%, 8/15/27, Ser. B	113,820
165	5.00%, 8/15/30, Ser. A	184,270
450	5.00%, 8/15/30, Ser. B	502,556
2,000	State College Building Auth. Rev., 5.00%, 5/1/28, Ser. A	2,268,760

		4,444,633

Minnesota—1.4%
1,000	Anoka-Hennepin Independent School Dist. No. 11, GO, 5.00%, 2/1/19, Ser. A	1,169,730

Missouri—1.1%
750	Metropolitan St. Louis Sewer Dist. Rev., 5.00%, 5/1/23, Ser. B	883,298

Nebraska—0.3%
200	Omaha Public Power Dist. Rev., 5.00%, 2/1/25, Ser. A	230,220

New Jersey—4.9%
1,000	Economic Dev. Auth. Rev., 5.00%, 3/1/24	1,129,810
1,000	Health Care Facs. Financing Auth. Rev., Robert Wood Johnson Univ. Hospital, 5.25%, 7/1/35	1,059,320
	State Turnpike Auth. Rev.,
175	5.00%, 1/1/21, Ser. B	203,429
1,300	5.00%, 1/1/31, Ser. A	1,399,671
210	Transportation Trust Fund Auth. Rev., 5.50%, 6/15/41, Ser. A	224,924

		4,017,154

New York—11.6%
	Metropolitan Transportation Auth. Rev.,
165	5.00%, 11/15/27, Ser. D	177,479
1,340	5.00%, 11/15/28, Ser. A	1,494,998
125	New York City, GO, 5.00%, 8/1/23, Ser. I	144,220
	New York City Trust for Cultural Res. Rev., Wildlife Conservation Society, Ser. A,
200	5.00%, 8/1/24	232,280
365	5.00%, 8/1/25	417,436
	State Dormitory Auth. Rev., Ser. A,
1,725	5.00%, 12/15/26	1,961,428
170	5.00%, 3/15/27	188,862
1,130	Tompkins Cnty. Dev. Corp. Rev., Tompkins Cortland Community College, 5.00%, 7/1/20	1,196,534
	Triborough Bridge & Tunnel Auth. Rev.,
300	5.00%, 11/15/25, Ser. A	342,753
2,000	5.00%, 11/15/27, Ser. B	2,265,980
1,000	5.00%, 11/15/29, Ser. A	1,097,130

		9,519,100

North Carolina—4.9%
1,000	Cary Combined Utility Systems Rev., 5.00%, 12/1/24	1,175,150
100	Charlotte-Mecklenburg Hospital Auth. Rev., 5.00%, 1/15/28, Ser. A	109,597
1,250	Raleigh Combined Enterprise System Rev., 5.00%, 3/1/24, Ser. A	1,479,950
100	State Rev., 5.00%, 5/1/26, Ser. C	113,759
1,000	Turnpike Auth. Rev., 5.00%, 7/1/24	1,142,600

		4,021,056

Ohio—2.3%
900	Cleveland Department of Public Utilities Division of Water Rev., 5.00%, 1/1/24, Ser. X	1,040,904
450	Higher Educational Fac. Commission Rev., Western Univ., 5.00%, 12/1/21, Ser. A	529,466
250	State Rev., 5.00%, 12/15/24, Ser. 1	285,135

		1,855,505

Oklahoma—0.4%
300	Water Res. Board Rev., 5.00%, 4/1/22, Ser. B	350,349

Pennsylvania—2.9%
100	Monroeville Finance Auth. Rev., 5.00%, 2/15/22	112,729
1,000	River Port Auth. Rev., 5.00%, 1/1/23	1,090,700
1,000	Turnpike Commission Rev., 5.00%, 12/1/20, Ser. B	1,146,900

		2,350,329

Tennessee—0.4%
100	Metropolitan Gov’t of Nashville & Davidson Cnty., GO, 5.00%, 7/1/23	117,519
200	Tennessee Energy Acquisition Corp. Rev., 5.25%, 9/1/24, Ser. A	218,488

		336,007

Texas—5.7%
300	Dallas, GO, 5.00%, 2/15/23	350,205
500	Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/27, Ser. B	545,010
250	Harris Cnty., GO, 5.00%, 8/15/26	286,967
200	La Joya Independent School Dist., GO, 5.00%, 2/15/27 (GTD-PSF)	227,962
750	Lower River Auth. Rev., 5.00%, 5/15/33, Ser. A	780,360
100	Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/26	103,541
175	North Texas Tollway Auth. Rev., 5.00%, 1/1/28, Ser. B	185,658
250	San Antonio Public Facs. Corp. Rev., 5.00%, 9/15/25	282,222
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
1,000	5.25%, 12/15/23, Ser. A	1,110,460
675	6.25%, 12/15/26, Ser. D	797,337

		4,669,722

Utah—1.4%
1,000	Intermountain Power Agcy. Rev., 5.00%, 7/1/23, Ser. A	1,116,040

Virginia—7.2%
560	College Building Auth. Rev., 5.00%, 2/1/25	645,047
2,315	Loudoun Cnty., GO, 5.00%, 12/1/27, Ser. A	2,667,574
1,000	Public Building Auth. Rev., 5.00%, 8/1/25, Ser. A	1,158,720
1,000	Public School Auth. Rev., 5.00%, 8/1/21, Ser. A	1,190,830
175	Res. Auth. Rev., 5.00%, 11/1/26, Ser. A	202,596

		5,864,767

Washington—2.0%
1,250	Central Puget Sound Regional Transit Auth. Rev., 5.00%, 2/1/24, Ser. P-1		1,451,463
200	State, GO, 5.00%, 1/1/28, Ser. C		219,978

			1,671,441

Wisconsin—1.4%
1,000	WPPI Energy Rev., 5.00%, 7/1/25, Ser. A		1,126,990

	Total Municipal Bonds (cost—$67,172,938)		65,999,936

U.S. TREASURY OBLIGATIONS—5.6%
	U.S. Treasury Notes,
4,300	0.25%, 1/15/15		4,304,705
300	0.25%, 1/31/15		300,328

	Total U.S. Treasury Obligations (cost—$4,603,392)		4,605,033

SHORT-TERM INVESTMENTS—19.3%
Repurchase Agreements—12.7%
600	Banc of America Securities LLC, dated 1/31/14, 0.04%, due 2/3/14, proceeds $600,002; collateralized by U.S. Treasury Notes, 1.50%, due 1/31/19, valued at $613,192 including accrued interest		600,000
9,800	BNP Paribas Securities Corp., dated 1/31/14, 0.04%, due 2/3/14, proceeds $9,800,033; collateralized by Fannie Mae, 3.00%, due 4/1/43, valued at $10,152,977 including accrued interest		9,800,000

	Total Repurchase Agreements (cost—$10,400,000)		10,400,000

U.S. Government Agency Securities (b)- 5.7%
4,200	Federal Home Loan Bank Discount Notes, 0.10%, 7/30/14		4,198,967
500	Freddie Mac Discount Notes, 0.127%, 7/1/14		499,897

	Total U.S. Government Agency Securities (cost—$4,697,678)		4,698,864

U.S. Treasury Obligations—0.9%
	U.S. Treasury Notes,
600	0.25%,9/15/14		600,551
100	0.25%,11/30/14		100,101

	Total U.S. Treasury Obligations (cost—$700,565)		700,652

	Total Short-Term Investments (cost—$15,798,243)		15,799,516

	Total Investments (cost—$87,574,573) (c)	105.5%	86,404,485

	Liabilities in excess of other assets	(5.5)	(4,466,105)

	Net Assets	100.0%	$81,938,380

Notes to Schedule of Investments:

(a)	Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2014.
(b)	Rates reflect the effective yields at purchase date.
(c)	At January 31, 2014, the cost basis of portfolio securities of $87,574,573 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $603,364; gross unrealized depreciation was $1,773,452; and net unrealized depreciation was $1,170,088.
(d)	Interest rate swap agreements outstanding at January 31, 2014:

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Depreciation
Morgan Stanley (CME)	$8,000	12/18/43	3.50%	3-Month USD-LIBOR	$124,253	$(268,067)

Glossary:

CME—Chicago Mercantile Exchange

GO—General Obligation Bond

GTD—Guaranteed

LIBOR—London Inter-Bank Offered Rate

PSF—Public School Fund

Industry classification of portfolio holdings as a percentage of net assets was as follows:

Revenue Bonds:
Highway Revenue Tolls	10.6%
Water Revenue	9.0
Health, Hospital & Nursing Home Revenue	9.0
Miscellaneous Revenue	8.4
Electric Power & Light Revenue	7.9
Port, Airport & Marina Revenue	6.9
College & University Revenue	5.9
Sales Tax Revenue	5.4
Natural Gas Revenue	2.8
Income Tax Revenue	2.6
Miscellaneous Taxes	1.8
Sewer Revenue	1.1
Lease (Appropriation)	0.3
Lease (Abatement)	0.3
Transit Revenue	0.2

Total Revenue Bonds		72.2%
Repurchase Agreements		12.7
General Obligation		8.3
U.S. Treasury Obligations		6.5
U.S. Government Agency Securities		5.7
Special Assessment		0.1
Liabilities in excess of other assets		(5.5)

Net Assets		100.0%

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Portfolios’ Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolios to measure fair value during the three months ended January 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at January 31, 2014 in valuing the Portfolios’ assets and liabilities is listed below (refer to the Schedules of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

Series C:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	$—	$34,651,194	$1,439,533	$36,090,727
All Other	—	1,590,695,283	—	1,590,695,283
U.S. Treasury Obligations	—	1,490,399,923	—	1,490,399,923
Municipal Bonds	—	348,181,444	—	348,181,444
Sovereign Debt Obligations	—	198,684,503	—	198,684,503
Mortgage-Backed Securities	—	97,205,693	381	97,206,074
U.S. Government Agency Securities	—	43,742,069	—	43,742,069
Asset-Backed Securities	—	17,746,701	1,358	17,748,059
Senior Loans	—	3,885,963	—	3,885,963
Short-Term Investments	—	50,910,771	—	50,910,771

	—	3,876,103,544	1,441,272	3,877,544,816

Investment in Securities—Liabilities
Options Written, at value:
Foreign Exchange Contracts	—	(70,864)	—	(70,864)
Interest Rate Contracts	—	(3,311,168)	—	(3,311,168)
Market Price	(114,262)	—	—	(114,262)
Securities Sold Short, at value	—	(48,492,892)	—	(48,492,892)

	(114,262)	(51,874,924)	—	(51,989,186)

Other Financial Instruments*—Assets
Credit Contracts	—	6,139,166	—	6,139,166
Foreign Exchange Contracts	—	10,207,737	—	10,207,737
Interest Rate Contracts	2,364,172	21,326,450	—	23,690,622

	2,364,172	37,673,353	—	40,037,525

Other Financial Instruments*—Liabilities
Credit Contracts	—	(2,760,467)	—	(2,760,467)
Foreign Exchange Contracts	—	(5,342,860)	—	(5,342,860)
Interest Rate Contracts	—	(24,606,180)	—	(24,606,180)

	—	(32,709,507)	—	(32,709,507)

Totals	$2,249,910	$3,829,192,466	$1,441,272	$3,832,883,648

Series LD:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities—Assets
Corporate Bonds & Notes	$—	$2,458,379	$—	$2,458,379
U.S. Treasury Obligations	—	1,271,290	—	1,271,290
U.S. Government Agency Securities	—	156,931	—	156,931
Mortgage-Backed Securities	—	91,079	—	91,079
Asset-Backed Securities	—	30,664	—	30,664
Short-Term Investments	—	669,643	—	669,643

	—	4,677,986	—	4,677,986

Other Financial Instruments*—Assets
Foreign Exchange Contracts	—	8,706	—	8,706
Interest Rate Contracts	630	—	—	630

	630	8,706	—	9,336

Other Financial Instruments*—Liabilities
Credit Contracts	—	(318)	—	(318)
Foreign Exchange Contracts	—	(8,930)	—	(8,930)

	—	(9,248)	—	(9,248)

Totals	$630	$4,677,444	$—	$4,678,074

Series M:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities—Assets
U.S. Government Agency Securities	$—	$1,351,287,491	$—	$1,351,287,491
Corporate Bonds & Notes:
Diversified Financial Services	—	190,938,926	10,945,500	201,884,426
All Other	—	676,206,854	—	676,206,854
Municipal Bonds	—	600,316,311	—	600,316,311
U.S. Treasury Obligations	—	572,593,447	—	572,593,447
Mortgage-Backed Securities	—	354,090,077	434,270	354,524,347
Sovereign Debt Obligations	—	116,608,797	—	116,608,797
Asset-Backed Securities	—	85,088,076	490,580	85,578,656
Senior Loans	—	29,657,836	—	29,657,836
Short-Term Investments	—	30,443,663	—	30,443,663

	—	4,007,231,478	11,870,350	4,019,101,828

Investment in Securities—Liabilities
Options Written, at value:
Credit Contracts	—	(48,944)	—	(48,944)
Foreign Exchange Contracts	—	(43,260)	—	(43,260)
Interest Rate Contracts	—	(9,245,769)	—	(9,245,769)

	—	(9,337,973)	—	(9,337,973)

Other Financial Instruments*—Assets
Credit Contracts	—	2,348,180	—	2,348,180
Foreign Exchange Contracts	—	4,030,250	—	4,030,250
Interest Rate Contracts	7,801,583	1,066,848	—	8,868,431

	7,801,583	7,445,278	—	15,246,861

Other Financial Instruments*—Liabilities
Credit Contracts	—	(900,904)	—	(900,904)
Foreign Exchange Contracts	—	(4,278,846)	—	(4,278,846)
Interest Rate Contracts	(772,534)	(34,811,761)	—	(35,584,295)

	(772,534)	(39,991,511)	—	(40,764,045)

Totals	$7,029,049	$3,965,347,272	$11,870,350	$3,984,246,671

Series R:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities—Assets
U.S. Treasury Obligations	$—	$355,877,202	$—	$355,877,202
Corporate Bonds & Notes	—	31,903,343	—	31,903,343
Sovereign Debt Obligations	—	28,602,849	—	28,602,849
Mortgage-Backed Securities	—	22,476,840	—	22,476,840
Asset-Backed Securities	—	2,352,391	—	2,352,391
U.S. Government Agency Securities	—	505,241	—	505,241
Senior Loans	—	210,640	—	210,640
Short-Term Investments	—	7,019,808	—	7,019,808
Options Purchased:
Interest Rate Contracts	—	53,096	—	53,096

	—	449,001,410	—	449,001,410

Investment in Securities—Liabilities
Options Written, at value:
Interest Rate Contracts	(55,997)	(119,929)	(45,027)	(220,953)
Market Price	(12,788)	—	—	(12,788)

	(68,785)	(119,929)	(45,027)	(233,741)

Other Financial Instruments*—Assets
Credit Contracts	—	60,677	—	60,677
Foreign Exchange Contracts	—	1,006,077	—	1,006,077
Interest Rate Contracts	15,647	3,281,903	—	3,297,550

	15,647	4,348,657	—	4,364,304

Other Financial Instruments*—Liabilities
Credit Contracts	—	(113,870)	—	(113,870)
Foreign Exchange Contracts	—	(476,178)	—	(476,178)
Interest Rate Contracts	(565,211)	(7,278,953)	—	(7,844,164)

	(565,211)	(7,869,001)	—	(8,434,212)

Totals	$(618,349)	$445,361,137	$(45,027)	$444,697,761

Series TE:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities—Assets
Municipal Bonds	$—	$65,999,936	$—	$65,999,936
U.S. Treasury Obligations	—	4,605,033	—	4,605,033
Short-Term Investments	—	15,799,516	—	15,799,516

	—	86,404,485	—	86,404,485

Other Financial Instruments*—Liabilities
Interest Rate Contracts	—	(268,067)	—	(268,067)

Totals	$—	$86,136,418	$—	$86,136,418

Securities valued at $114,262 and $12,788 were transferred from Level 2 to Level 1 in Series C and Series R, respectively. This change was due to the availability of an exchange-traded close price.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended January 31, 2014, was as follows:

Series C:

	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 1/31/14
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	$1,428,026	$—	$(1,837)	$(760)	$25	$14,079	$—	$—	$1,439,533
Diversified Financial Services	349,195	—	(8,600)	—	—	1,929	—	(342,524)	—
Mortgage-Backed Securities	427	—	—	91	(17,551)†	17,414	—	—	381
Asset-Backed Securities	1,361	—	—	(43)	—	40	—	—	1,358

Totals	$1,779,009	$—	$(10,437)	$(712)	$(17,526)	$33,462	$—	$(342,524)	$1,441,272

Series M:

	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 1/31/14
Investments in Securities—Assets
Corporate Bonds & Notes:
Diversified Financial Services	$11,000,000	$—	$—	$(21,111)	$—	$(33,389)	$—	$—	$10,945,500
Mortgage-Backed Securities	3,429,153	436,807	(143,770)	(18)	(79)	6,404	—	(3,294,227)	434,270
Asset-Backed Securities	510,119	—	(21,674)	—	—	2,135	—	—	490,580

Totals	$14,939,272	$436,807	$(165,444)	$(21,129)	$(79)	$(24,850)	$—	$(3,294,227)	$11,870,350

Series R:
	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 1/31/14
Investments in Securities—Assets
Mortgage-Backed Securities	$3,916,300	$—	$(213,733)	$—	$—	$2,903	$—	$(3,705,470)	$—
Investments in Securities—Liabilities
Options Written:
Interest Rate Contracts	(48,704)	—	—	—	—	3,677	—	—	(45,027)

Totals	$3,867,596	$—	$(213,733)	$—	$—	$6,580	$—	$(3,705,470)	$(45,027)

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2014:

Series C:

	Ending Balance at 1/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Corporate Bonds & Notes	$1,439,533	Third-Party Pricing Vendor	Single Broker Quote	$60.75-$114.00
Mortgage-Backed Securities	$381	Benchmark Pricing	Security Price Reset	$0.20
Asset-Backed Securities	$1,358	Benchmark Pricing	Security Price Reset	$48.90

Series M:

	Ending Balance at 1/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Corporate Bonds & Notes	$10,945,500	Third-Party Pricing Vendor	Single Broker Quote	$102.70
Mortgage-Backed Securities	$434,270	Benchmark Pricing	Security Price Reset	$97.83
Asset-Backed Securities	$490,580	Benchmark Pricing	Security Price Reset	$5.97-$84.55

Series R:

	Ending Balance at 1/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Liabilities
Options Written:
Interest Rate Contracts	$(45,027)	Third-Party Pricing Vendor	Single Broker Quote	$(0.07)-$(0.56)

†	Relates to paydown shortfall.
*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from an independent third-party vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments which Series C, Series M and Series R held at January 31, 2014 was $30,827, $(28,155) and $3,677, respectively.

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Managed Accounts Trust

By	/s/ Julian Sluyters
Julian Sluyters
President & Chief Executive Officer

Date: March 27, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters
President & Chief Executive Officer

Date: March 27, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 27, 2014